                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        CONCORDE CAREER COLLEGES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                        CONCORDE CAREER COLLEGES, INC.

                              City Center Square
                               1100 Main Street
                             Post Office Box 26610
                          Kansas City, Missouri 64196

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 29, 1998


TO ALL STOCKHOLDERS:

     Notice is hereby given that the Annual Meeting of the Stockholders (the "Annual Meeting") of Concorde Career Colleges, Inc., a Delaware corporation (the "Company"), will be held on Friday, May 29, 1998, at 9:00 a.m., Central Time, at City Center Square, Suite 202, 1100 Main Street, Kansas City, Missouri, for the following purposes:

     (1) To elect the members of the Board of Directors for the ensuing year or until their successors are duly elected and qualified;

     (2)  To approve the 1998 Employee Stock Purchase Plan;

     (3)  To approve the 1998 Long-Term Executive Compensation Plan;

     (4) To ratify the appointment of independent public accountants for the Company for 1998; and

     (5) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on April 10 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

                              BY THE BOARD OF DIRECTORS



                              Lisa M. Henak
                              Secretary

Dated:  April 17, 1998

                      IMPORTANT - YOUR PROXY IS ENCLOSED

You are urged to sign, date and mail your proxy even though you may plan to attend the Annual Meeting. No postage is required if mailed in the United States using the enclosed envelope. If you attend the Annual Meeting, you may vote by proxy or you may withdraw your proxy and vote in person. By returning your proxy promptly, a quorum will be better assured at the Annual Meeting, which will prevent costly follow-up and delays.

                        CONCORDE CAREER COLLEGES, INC.

                              City Center Square
                               1100 Main Street
                             Post Office Box 26610
                          Kansas City, Missouri 64196

                     ------------------------------------

                        ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 29, 1998

                     ------------------------------------


                                PROXY STATEMENT

     The proposals in the accompanying proxy are solicited by the Board of Directors of Concorde Career Colleges, Inc. (the "Company") for use at its Annual Meeting of Stockholders ("Annual Meeting") to be held on Friday, May 29, 1998, at 9:00 a.m., Central Time, at City Center Square, Suite 202, 1100 Main Street, Kansas City, Missouri, and any adjournment or postponement thereof. Shares of the Company's common stock, par value $0.10 per share ("Common Stock") and Class B Voting Convertible Preferred Stock, par value $0.10 per share ("Voting Preferred Stock") represented by duly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting. If a holder of Common Stock or Voting Preferred Stock ("Stockholder") specifies a choice on the form of proxy with respect to any matter to be acted upon, its, his or her shares will be voted in accordance with the recommendations made therein with respect to the proposals described in this Proxy Statement. None of the proposals are related to or conditioned upon the approval of any other proposal. Any Stockholder giving a proxy has the power to revoke it at any time before it is exercised by giving written notice to the Secretary of the Company prior to its use.

     The Company will bear all the costs of solicitation of proxies. In addition to the use of the mails, proxies may be solicited by personal contact, telephone, facsimile or telegraph by the persons named in the accompanying form of proxy, and the Company may reimburse brokers or other persons holding Common Stock or Voting Preferred Stock in their names or in the names of nominees for their expenses in sending proxy soliciting material to beneficial owners. This Proxy Statement and the accompanying form of proxy are being mailed or given to Stockholders on or about April 17, 1998.

     Only Stockholders of record at the close of business on April 10, 1998 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, the Company had 7,190,176 shares of Common Stock and 55,147 shares of Voting Preferred Stock issued and outstanding and entitled to vote at the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote and each outstanding share of Voting Preferred Stock is entitled to twenty (20) votes on each matter brought to a vote. Provided a quorum is present, the affirmative vote of a (a) plurality of the shares of Common Stock and Voting Preferred Stock voting together as a class is required for the election of each nominee for director and (b) a majority of the votes cast by the holders of Common Stock and Voting Preferred Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter is required for: (i) the approval of the 1998 Employee Stock Purchase Plan, (ii) the approval of the 1998 Long-

                              Proxy Statement - 1

Term Executive Compensation Plan and (iii) the ratification of the appointment of independent public accountants for the Company for 1998. Stockholders do not have any dissenters' rights regarding any of the above matters.

     Votes that are cast against the proposals are counted both for purposes of determining the presence or absence of a quorum for the transaction of business and for purposes of determining the total number of votes cast on a given proposal. Abstentions will be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of votes cast on a given proposal, and therefore will have the same effect as a vote against a given proposal. Broker non-votes (i.e., a proxy card returned by a holder on behalf of its beneficial owner that is not voted on a particular matter because voting instructions have not been received and the broker has no discretionary authority to vote) are not counted for purposes of determining the number of shares present or represented with respect to a particular proposal for which there is no authorization to vote and will not be considered as votes cast and thus will not affect the outcome of voting.

     Management does not know of any matter, other than those referred to in the accompanying Notice of Annual Meeting, which is to come before the Annual Meeting. If any other matters are properly presented for action at the Annual Meeting, it is intended that the persons named in the accompanying form of proxy, or their substitutes, will vote in accordance with their judgment of the best interests of the Company on such matters.



          (The remainder of this page was left blank intentionally.)

                              Proxy Statement - 2

                  STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

          The Company has two classes of voting securities, Common Stock and Voting Preferred Stock (collectively, the "Voting Securities"). The Voting Preferred Stock votes with the Common Stock, as a single class, on all matters brought before a vote of the holders of Common Stock. Each share of Voting Preferred Stock is convertible into twenty (20) shares of Common Stock and has voting rights equal to twenty (20) shares of Common Stock (whether or not converted). The following table sets forth the respective voting rights of the outstanding shares of Voting Securities as of April 10, 1998.

                                              Outstanding              Voting
                                                Shares                 Rights                   %
                                          -------------------    ------------------     -----------------

Common Stock                                   7,190,176             7,190,176                 87%

Voting Preferred Stock                            55,147             1,102,940                 13%
                                                                 ------------------            ---


     Total Voting Rights                                             8,293,176                100%

          The following table sets forth with respect to Voting Securities (i) the only persons known to be beneficial owners of more than five percent (5%) of the Voting Securities, (ii) the shares of Voting Securities beneficially owned by all directors and named executive officers of the Company and nominees for director, and (iii) the shares of Voting Securities beneficially owned by directors and executive officers as a group, as of April 10, 1998.

===================================================================================================================
                                         Common Stock              Voting Preferred Stock   Total Voting Securities
                               ------------------------------------------------------------------------------------
   Name of Beneficial Owner      Amount/(2)/     % of Class/(3)/ Amount/(2)/ % of Class/(3)/   Voting Rights (%)
-------------------------------------------------------------------------------------------------------------------
Robert F. Brozman Trust/(1)/      2,485,324           34.6%              ---      ---                30.0%
Cahill, Warnock Strategic/(1)/      500,000/(4)/       7.0       53,309/(4)/      96.7%              18.9
  Partners Fund, L.P.
Nelson Obus/(1)/                    598,790/(5)/       8.3               ---      ---                 7.2
Jack L. Brozman/(1)/              3,417,048/(6)/      43.0               ---      ---                37.7
David A. Nichols                     62,000/(7)/        *                ---      ---                  *
Robert R. Roehrich                  230,000/(8)/       3.1               ---      ---                 2.7
James R. Seward                      20,000/(9)/        *         1,838/(9)/       3.3                 *
Thomas K. Sight                       1,730/(10)/       *                  *      ---                  *
David L. Warnock/(1)/               500,000/(4)/       7.0%      53,309/(4)/      96.7%              18.9%
==============================   ================     =====================  =============================

                               Proxy Statement - 3

=======================================================================================================================
                                        Common Stock               Voting Preferred Stock       Total Voting Securities
                              -----------------------------------------------------------------------------------------
Name of Beneficial Owner        Amount/(2)/   % of Class/(3)/    Amount/(2)/   % of Class/(3)/     Voting Rights (%)
-----------------------------------------------------------------------------------------------------------------------
Gregg Gimlin                     38,000(11)        *                 ---          ---                     *

All Directors and Executive   4,268,778(12)       52.0            55,147          100                    57.7
Officers as a Group
(7 persons)
=======================================================================================================================

*   Less than one percent (1%)

(1) Addresses: Robert F. Brozman Trust, 1100 Main Street, Kansas City, Missouri 64105; Cahill, Warnock Strategic Partners Fund, L.P., One South Street, Suite 2150, Baltimore, Maryland 21202; Nelson Obus, One Penn Plaza, Suite 4720, New York, New York 10119-0002; Jack L. Brozman, 1100 Main Street, Kansas City, Missouri 64105; and David L. Warnock, One South Street, Suite 2150, Baltimore, Maryland 21202.

(2) Unless otherwise indicated by footnote, nature of beneficial ownership of securities is direct, and beneficial ownership as shown in the table arises from sole voting and investment power.

(3) The percentage of class is calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934 ("Exchange Act").

(4) Includes 500,000 shares of Common Stock, 50,414 shares of Voting Preferred Stock owned by Cahill, Warnock Strategic Partners Fund, L.P. and 2,895 shares of Voting Preferred Stock owned by Strategic Associates, L.P. These Voting Securities have a total of 1,566,180 voting rights.

(5) Includes 70,000 shares held jointly with Eve E. Coulson, the spouse of Mr. Obus, 350,790 shares owned by Wynnefield Partners Small Cap Value, L.P., 149,000 shares owned by Channel Partnership II, L.P., and 29,000 shares owned by Wynnefield Partners Small Cap Off Shore, L.P. Mr. Obus is general partner of these partnerships.

(6) Includes 2,485,324 shares held by the Robert F. Brozman Trust, of which Jack L. Brozman is trustee, 171,724 shares held directly and 760,000 shares exercisable pursuant to options.

(7)   Includes 22,000 shares held directly and 40,000 shares held in the Joyce
      A. Nichols Trust of which Mr. Nichols is a beneficiary.

(8)   Includes 230,000 shares exercisable pursuant to options.

(9)   These Voting Securities have a combined total of 56,760 voting rights.

(10)  Held jointly with Fay Sight, Mr. Sight's spouse.

(11) Includes 3,000 shares held jointly with Terri Gimlin, Mr. Gimlin's spouse, and 35,000 shares exercisable pursuant to options.

(12) Includes 1,025,000 shares which are exercisable pursuant to options. For purpose of this table and pursuant to Rule 13d-3(d) of the Exchange Act, shares underlying options are deemed beneficially owned if such options are exercisable within 60 days of April 1, 1998.



           (The remainder of this page was left blank intentionally)



                              Proxy Statement - 4

                     PROPOSAL ONE - ELECTION OF DIRECTORS

          The number of directors constituting the Company's Board of Directors has been fixed in the Bylaws of the Company at six. The shares of Voting Securities represented by the enclosed proxy will be voted, unless otherwise indicated, for the election of the six nominees for director named below. The directors to be elected at the Annual Meeting will serve for one year or until their successors are duly elected and qualified. In the unanticipated event that any nominee for director should become unavailable, the Board of Directors, at its discretion, may designate a substitute nominee, in which event such shares will be voted for such substitute nominee.


       Name of Nominee            Served                      Principal Occupation for Last Five Years
        for Director               Since         Age                      and Directorships
        ------------               -----         ---                      -----------------
Jack L. Brozman                     1986          48      Chairman of the Board and Treasurer of the
                                                          Company and CenCor, Inc. ("CenCor") since June
                                                          1991.  President and Chief Executive Officer of
                                                          the Company from June 1991 until April 1, 1997.
                                                          Mr. Brozman was Chairman of the Board,
                                                          President, and Treasurer of La Petite Academy,
                                                          Inc. from October 1991 until July 1993.
                                                          Chairman of the Board of Sound Distributions,
                                                          Inc. since May 1971.  Vice Chairman of the Board
                                                          of Sight and Sound Distributions, Inc. from
                                                          October 1997 to present and Chairman of the
                                                          Board from February 1996 to October 1997.  Mr.
                                                          Brozman has also been a director of CenCor since
                                                          1979.

David A. Nichols                    1988          67      President and Director of Midwest Bank
(1)(2)                                                    Management, Inc. from 1978 to 1997, a private
                                                          banking management service firm located in
                                                          Kansas City, Missouri.  Advisory Director of
                                                          Central Bank of Kansas City, Missouri since
                                                          1993.  Director (since 1990) and Chairman of the
                                                          Board (since 1994) of First State Bank, Kansas
                                                          City, Kansas.  Mr. Nichols is also a private
                                                          consultant providing services to other banking
                                                          entities.

Dr. Robert R. Roehrich              1997          51      President and Chief Executive Officer of the
                                                          Company since April 1, 1997.  Vice President
                                                          Academic Affairs for DeVry, Inc. from January
                                                          1984 until March 1997, a public company which
                                                          operates private, degree granting post-secondary
                                                          educational institutions, head-quartered in
                                                          Oakbrook Terrace, Illinois.



                              Proxy Statement - 5


       Name of Nominee            Served                      Principal Occupation for Last Five Years
        for Director               Since         Age                      and Directorships
        ------------               -----         ---                      -----------------
James R. Seward                     1997          45      Executive Vice President and Chief Financial
(1)(2)                                                    Officer of Seafield Capital Corporation from
                                                          1990 to 1997, a public holding company located
                                                          in Kansas City, Missouri.  President and Chief
                                                          Executive Officer of the SLH Corporation since
                                                          1997, a public holding company located in
                                                          Shawnee Mission, Kansas.  Mr. Seward is a
                                                          director of Lab One Inc., Response Oncology,
                                                          Inc., and SLH Corporation, each a public company.

Thomas K. Sight                     1989          47      President of Bob Sight Lincoln Mercury for more
(1)(2)                                                    than the prior five years, an automobile
                                                          dealership located in Overland Park, Kansas.
                                                          Chief Executive Officer of Bob Sight Ford since
                                                          January, 1992 located in Lee's Summit, Missouri.

David L. Warnock                    1997          40      Managing Member of Cahill, Warnock & Company,
(1)(2)                                                    LLC and a general partner of Cahill, Warnock
                                                          Strategic Partners, L.P. from July 1995 to
                                                          present, each is located in Baltimore, Maryland.
                                                          Vice President, T. Rowe Price Associates from
                                                          July 1983 to July 1995.  Mr. Warnock is a
                                                          director of Environmental Safeguards, Inc. and
                                                          Children's Comprehensive Services, Inc., each a
                                                          public company.

__________
(1)  Member of Compensation Committee.
(2)  Member of Audit Committee.


          "THE BOARD OF DIRECTORS RECOMMEND THAT YOU VOTE "FOR" THE
                          NOMINEES SET FORTH ABOVE."




                               Proxy Statement - 6

          The Board of Directors of the Company held two meetings and acted by unanimous written consent on 10 occasions in 1997. The Compensation Committee held one meeting in 1997. The Compensation Committee reviews salaries of certain officers and bonuses of executive officers, administers the Company's stock option plans and generally administers the Company's compensation program. The Audit Committee, which is responsible for oversight of the Company's financial reports, held one meeting last year. The Company's Board of Directors does not have a nominating committee. Last year, each director attended at least 75% of the Board meetings (and at least 75% of the meetings of committees on which he served) during the period for which he was a director (or committee member).
          Certain stockholders of the Company have agreed to vote the Voting Securities held by them in favor of certain directors. See "Certain Transactions".


           (The remainder of this page was left blank intentionally.)



                               Proxy Statement - 7

                              EXECUTIVE OFFICERS

          In addition to Jack L. Brozman and Robert R. Roehrich, the following persons served as executive officers of the Company in 1997.


            Name of
       Executive Officer              Age                 Principal Occupation for Last Five Years
       -----------------              ---                 ----------------------------------------
Michael S. Savely                     58       Employed by the Company from December 1985 to July, 1997,
                                               serving in various capacities.  From August 1989 to March,
                                               1996, was the Vice President-Operations and, from March 1996 to July, 1997, Senior Vice President-Operations

M. Gregg Gimlin                       51       Employed by the Company since July 1993, serving as Vice
                                               President and Chief Financial Officer.  Consultant to CenCor
                                               from January 1993 until employed by CenCor as Special Projects
                                               Coordinator from March through June 1993.  Formerly employed by Simon-RO, a manufacturing company, from October 1988
                                               through November 1992 as a director (from March 1990) and Vice
                                               President-Finance, Treasurer and Assistant Secretary (from
                                               June 1991).

Patrick J. Debold                     46       Employed by the Company from November 1989 to February, 1998, serving as School Director of Education, National Director of
                                               Education, and, from July 1993 to February 1998, Vice
                                               President of Education.

Asa E. Johnson                        55       Employed by the Company since January 1989, serving as School
                                               Director, Director of Admissions, Regional Director, National
                                               Director of Admissions and Marketing, National Director of
                                               Field Operations and, since March 1996, Vice
                                               President-Operations.  Mr. Johnson ceased full time employment with the Company in December, 1997, and has since served the
                                               Company in a part-time capacity in the Company's marketing and admissions departments.

Vickey S. Cook                        43       Employed by the Company since 1988, serving as Regional
                                               Compliance Administrator, National Compliance Administrator,
                                               Operations Manager-SCI, Special Projects Coordinator, National
                                               Director Financial Aid and Compliance, and since May 1996,
                                               Vice President Compliance and Financial Aid.


           (The remainder of this page was left blank intentionally.)



                              Proxy Statement - 8

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary

          The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Chief Executive Officer of the Company and the other most highly compensated executive officers affiliated with the Company whose salary and bonus exceeded $100,000 (determined as of the end of last fiscal year) for the years ended December 31, 1997, 1996, and 1995.

                          SUMMARY COMPENSATION TABLE

                                          Annual Compensation        Long Term Compensation
               Name and                                                          All Other
          Principal Position            Year  Salary ($)  Bonus     Options    Compensation
          ------------------            ----  ----------  -----     -------         ($)
                                                                                    ---
Jack L. Brozman,                        1997    145,000   19,000    80,000(2)           0
Chairman of the Board and Treasurer     1996    135,000   36,000   150,000(3)           0
of the Company(1)                       1995    135,000   51,000   150,000(3)           0

Dr. Robert R. Roehrich,                 1997    167,000   40,000   115,000(4)           0
President and Chief Executive Officer

Michael S. Savely(5)                    1997     67,000    7,000         0         52,000
Sr. Vice President-Operations           1996    104,000   28,000         0              0
                                        1995     98,000   42,000         0              0

M. Gregg Gimlin                         1997          *        *         0              0
Vice President, Chief Financial         1996     79,000   23,000         0              0
Officer                                 1995     75,000   33,000         0              0

__________
*    Salary and bonus did not exceed $100,000.

(1) Mr. Brozman also received compensation as CEO of CenCor in 1997, 1996 and 1995, which compensation is not reflected in the above Summary Compensation Table. Mr. Brozman devotes approximately 50% of his time on Company matters.

(2) On February 25, 1997, the Company's Compensation Committee granted to Mr. Brozman an option to purchase 400,000 shares of the Company's Common Stock under the 1994 Incentive Stock Option Plan (the "1994 Plan"), of which 80,000 shares vested in 1997. See Option Grants, Exercises and Holdings.

(3) On February 3, 1994, the Company's Compensation Committee granted to Mr. Brozman an option to purchase 750,000 shares of Common Stock under the Company's 1994 Plan. Options for 600,000 shares have vested and options for 150,000 shares have lapsed and were returned to the 1994 Plan for reissuance. See, "Option Grants, Exercises and Holdings" and "Compensation Committee Report on Executive Compensation - Chairman and CEO Compensation
     - Chairman and CEO Compensation - Option Grant."

(4) On April 1, 1997, the Compensation Committee granted to Dr. Roehrich an option to purchase 575,000 shares of Common Stock under the 1994 Plan, of which 115,000 shares vested in 1997. See, "Option Grants, Exercises and Holdings."

(5) Mr. Savely resigned from the Company in July 1997 and was paid severance compensation in the amount of $52,000.


                               Proxy Statement - 9

Option Grants, Exercises and Holdings
-------------------------------------


                     OPTION/SAR GRANTS IN LAST FISCAL YEAR


---------------------------------------------------------------------------------------------------------------------------------
                                                                                              Potential realizable value
                                                                                              at assumed annual rates of
                                         Individual Grants                                    stock price appreciation
                                                                                              for option term*


---------------------------------------------------------------------------------------------------------------------------------
                      Number of           Percent of total
                      securities            options/SARs
                      underlying             granted to         Exercise or
                     Options/SARs           employees in           base        Expiration
Name               granted(#)/1/(2)         fiscal year         price($/Sh)       Date           5% ($)        10% ($)

(a)                      (b)                    (c)                 (d)           (e)             (f)            (g)
------------------------------------------------------------------------------------------------------------------------------

Jack L. Brozman,       400,000                 39.2%               $1.09       2/25/2002         69,000        202,000
Chairman of the
Board and
Treasurer

Dr. Robert R.          575,000                 56.3%             $1.00(2)       4/1/2007        540,000       1,303,000
Roehrich, President
and Chief Executive
Officer

------------------------------------------------------------------------------------------------------------------------------

* The dollar amounts set forth under those columns are the result of calculations of the 5% and 10% rates set by the Securities and Exchange Commission and are not intended to forecast possible future appreciation.

(1) On February 25, 1997, Mr. Brozman was granted an option to purchase 400,000 shares of the Company's Common Stock, of which 80,000 Shares vested in 1997.

(2) On April 1, 1997, Dr. Roehrich was granted an option to purchase 575,000 shares of the Company Common Stock. 115,000 shares vested in 1997 and have an exercise price of $1.00. The remaining 460,000 options vest 115,000 per year in each of 4/1/98, 4/1/99, 4/1/2000 and 4/1/2001 at an exercise price of $1.375.

     The following table provides information with respect to the named executive officers concerning options exercised during 1997 and unexercised options held as of the end of the Company's last fiscal year:

                             Proxy Statement - 10


----------------------------------------------------------------------------------------------------------------------
                                        AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                                LAST FISCAL YEAR END OPTION VALUES
----------------------------------------------------------------------------------------------------------------------
                                                                                              Value of Unexercised
                                                           Number of Unexercised              In-the-Money Options
                        Shares                             Options at FY-End (#)                at FY-End ($)(1)
                      Acquired on          Value
      Name           Exercise (#)       Realized($)      Exercisable/Unexercisable          Exercisable/Unexercisable
----------------------------------------------------------------------------------------------------------------------
Jack L. Brozman,           0                 0                680,000/320,000                    925,000/171,000
Chairman of the
Board and Treasurer
----------------------------------------------------------------------------------------------------------------------
Dr. Robert R.              0                 0                115,000/460,000                    72,000/115,000
Roehrich, Chief
Executive Officer
----------------------------------------------------------------------------------------------------------------------
M. Gregg Gimlin,           0                 0                   35,000/0                           53,000/0
Vice President and
Chief Financial Officer
----------------------------------------------------------------------------------------------------------------------
Michael S. Savely       75,000            $116,000                  0/0                                0/0
Sr. Vice  President -
Operations
----------------------------------------------------------------------------------------------------------------------

(1) Based on the difference between the mean of the closing bid and asked prices of the Company's Common Stock on December 31, 1997 ($ 1.625) and the exercise price of the options.


Compensation of Directors

     Each non-officer director is paid a retainer fee of $2,500 annually, and a director's fee of $250 for meetings of the Board of Directors and Committees which he attends. Officer-directors do not receive fees for attendance at meetings. The Company paid a total of $12,500 in Director fees during 1997.


Employment Contract, Termination of Employment and Change in Control
Arrangements

     The Company entered into an employment agreement (the "Employment Agreement") with Dr. Robert R. Roehrich effective April 1, 1997. The Employment Agreement has no stated term and provides that Dr. Roehrich would receive a $200,000 base salary, adjusted annually, for serving as the Company's President and Chief Executive Officer. Dr. Roehrich would receive annual bonus payments of at least $40,000 based on the Company's achievement of performance-based objectives, and options to purchase 575,000 shares of Common Stock which vest in 115,000 increments each year until 2001. The Agreement also provides that Dr. Roehrich would receive certain benefits including medical, dental and life insurance benefits provided under the Company standard benefit plans, four weeks of paid vacation per year and a leased Company car. The Employment Agreement also provides that in the event that Dr. Roehrich is terminated by the Company other than for cause, or if Dr. Roehrich should decide to leave employment with the Company prior to October 1, 1998, the Company would pay Dr. Roehrich severance pay equal to one year of his base salary.


Compensation Committee Interlocks and Insider Participation

                             Proxy Statement - 11

     The Compensation Committee consists entirely of non-employee directors of the Company and there are no Compensation Committee interlocks with other companies.

Compensation Committee Report on Executive Compensation

     The Compensation Committee of the Board of Directors is comprised of David
A. Nichols, Thomas K. Sight, James R. Seward and David L. Warnock. On an annual basis, the Compensation Committee reviews the salaries and bonuses of the executive officers and other employees, administers the 1988 Stock Option Plan, 1994 Incentive Stock Option Plan (the "Stock Option Plans"), and any non-qualified stock options, and oversees the administration of the Company's compensation program.

     In accordance with Securities and Exchange Commission rules designed to enhance disclosure of companies' policies toward executive compensation, the following report is submitted by the above listed committee members in their capacity as the Board's Compensation Committee. The report addresses the Company's compensation policy as it related to the executive officers for 1997.

     General Compensation Policy. The Compensation Committee of the Board of Directors was, and continues to be, guided by a belief that executive compensation should reflect the profitability and appreciation in the value of the Company (as reflected by the Company's net income or loss and market value of Common Stock, respectively), while at the same time considering surrounding economic pressures, individual performance and retention of key executive officers. The Compensation Committee has not yet adopted a policy with respect to the $1,000,000 limitation on deductibility of executive compensation under
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), since current compensation levels fall significantly below that amount.

     The Compensation Committee believes that the following are the important qualitative considerations in setting executive compensation:

     . Compensation should reflect the overall performance of the Company and the executive officer and his or her contribution to the Company's profitability;

     .  Compensation should correlate to measurable performance criteria;

     .  Compensation should attract and retain valued executive officers; and

     . Compensation should reflect the executive officers' abilities to effectively direct the Company during difficult economic conditions.

        Calendar 1997 Compensation. To accomplish this compensation policy in 1997, the Company's executive compensation integrated: (i) annual base salary,
(ii) bonuses based upon individual agreements utilizing various objective performance goals, and (iii) stock option grants or vesting under the Company's Stock Option Plans. The compensation policies, as implemented, endeavor to enhance the profitability of the Company (and, thus, stockholder value) by tying the financial interests of the management with those of the Company.

                             Proxy Statement - 12

     Base Salary. As a general matter, an executive officer's base salary is subjectively positioned so as to reflect the experience and performance of such executive officer and the performance of the Company. The Compensation Committee initially determines the amount of base salary on factors such as prior level of pay, quality of experience, and responsibilities of position. Thereafter, the Compensation Committee grants raises subjectively based on overall Company performance (net income or loss, earnings per share and market value of Common Stock) and the executive officer's individual performance based on performance reviews.

     The amount of raises to the executive officer's base salaries was subjectively determined by the Chairman of the Board, Mr. Brozman, prior to Dr. Roehrich's arrival, with the approval of the Compensation Committee. The decision to raise the base salary was, in part, based on Mr. Brozman's subjective evaluation of each officer's performance. Such raises in base salaries ranged from approximately 2% to 5% of their previous year's base salary.

     Bonuses. The Company has certain bonus agreements in place with executive officers which couple objective corporate performance criteria, based on such officer's area of responsibilities, with annual cash compensation. Under such bonus agreements, the named executive officers receive a specified percentage of the pre-tax net income of the Company. Based upon the pre-arranged formula contained in each officer's agreement, the Company granted bonuses to certain of its executive officers in 1997.

     The performance criteria in the bonus agreements of the executive officers differ depending on the amount of responsibility for such executive officers.

     Incentive Stock Option Awards. The Board of Directors and Compensation Committee also award stock options to executive officers, as well as school management personnel, under the Stock Option Plans. The Committee believes that stock options are an effective incentive for executives to create value for stockholders since the value of an option bears a direct relationship to appreciation in the Company's stock price. Obviously, when stockholder value decreases, stock options granted to management either decrease in value or have no value. Conversely, when stock prices increase, the stock option becomes more valuable.

     The determination of whether to grant stock options to executive officers, whether on an aggregate or individual basis, is in the sole discretion of the Compensation Committee. In making the determination, the Committee examines: (i) the Company's performance, as determined by its operating and net income (loss), earnings per share and the market price of the Common Stock, (ii) the relations of long-term compensation to short-term (cash) compensation, (iii) the number and exercise price of options held by each executive officer, (iv) the total stock holdings of the executive officer, (v) the individual performance of the executive (subjectively determined by Mr. Brozman and other executives), and
(vi) the potential contribution of the executive to the Company. The Compensation Committee does not separately weigh such criteria, but rather subjectively and informally views the mix of information with respect to each executive officer.

     With respect to such criteria, especially stock options previously granted, the Compensation Committee decided not to grant additional option to any officers of Directors except to the Chairman of the Board and Chief Executive Officer.

                             Proxy Statement - 13

     The options previously granted were incentive stock options under the Code, which means that the officers will not have to pay taxes, and the Company will not receive a tax deduction upon exercise of the options.

     See also Proposal Three, Approval of Concorde Career Colleges, Inc. 1998 Long-Term Executive Compensation Plan, for a description of an incentive stock option plan under which executive officer will be eligible for participation subject to such Plan's approval by stockholders.

     Chairman Compensation. Jack L. Brozman, Chairman of the Company, is subject to the same general compensation package as the other executives.

     For 1997, Mr. Brozman was granted a 7.4% increase in his base annual salary. The Compensation Committee believes that the continuing success of the Company is a direct result of Mr. Brozman's excellent leadership and commitment level. The Committee specifically recognized the following: (i) the Company's securing new capital financing, (ii) the strong cash position, and (iii) the hiring of a CEO/President.

     Chairman Option Grant. The Compensation Committee, on February 25, 1997, awarded Mr. Brozman the option to purchase 400,000 shares of Common Stock in recognition of his efforts to secure new capital financing for the Company. Part of the option, 80,000 shares, was fully vested on February 25, 1997. The option for the remaining shares vests ratably on the anniversary of the grant date over the next four years. All of the options were granted at $1.09 or 110% of the fair market price on the date of the grant.

     Chief Executive Officer Option Grant. The Compensation Committee, on April 1, 1997, awarded Dr. Robert R. Roehrich the option to purchase 575,000 shares of Common Stock. Part of the option, 115,000 shares, were granted at $1.00 per share and fully vested on that date. The option for the remaining shares was granted at the fair market price on the date of the grant, which was $1.375, and vests ratably on the anniversary of the grant date over the next four years.

     Summary. The Compensation Committee believes that the executive officers of the Company are dedicated to achieving significant improvements in long-term financial performance and that the compensation policies and programs contribute to achieving this senior management focus. The Compensation Committee believes that the compensation levels during 1997 adequately reflect the Company's compensation goals and policies

     The Compensation Committee report is submitted by:

     David A. Nichols, Thomas K. Sight, David L. Warnock and James R. Seward

     PROPOSAL TWO - Approval of Concorde Career Colleges, Inc.

                       1998 Employee Stock Purchase Plan

Introduction

On February 25, 1998 the Board of Director unanimously adopted, subject to stockholder approval, the Concorde Career Colleges, Inc. 1998 Employee Stock Purchase Plan (the "Employee

                             Proxy Statement - 14

Plan"). The Board of Directors believes the Employee Plan will be effective in attracting and retaining productive employees to Concorde Career Colleges, Inc. and its subsidiary corporations (collectively, the "Company") by providing them with an opportunity to acquire a proprietary interest in the Company and reward those employees responsible for the continued growth of the Company through the purchase of shares of the Company's common stock, par value $.10 (the "Common Stock"). Approximately 380 employees of the Company and its subsidiaries would be eligible to participate in the Employee Plan. The Board also believes that the Employee Plan will provide a form of incentive that aligns the economic interests of the Company's employees with those of its stockholders.

     The following discussion summarizes the material features of the Employee Plan. Such discussion is, however, qualified in its entirety by reference to the full text of the Employee Plan, which is attached to this proxy statement as Exhibit A.

Material Features of the Employee Plan

     Administration. The Employee Plan will be administrated by the Compensation Committee of the Board of Directors of the Company (the "Committee"). Members of the Committee are not eligible to participate in the Employee Plan. Subject to the express provisions of the Employee Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Employee Plan, to adopt, amend and rescind rules and regulations for administering the Employee Plan, and to make all other determinations deemed necessary or advisable for administering the Employee Plan. The Committee may also correct any defect or omission or reconcile any inconsistency in the Employee Plan, in the manner and to the extent it shall deem desirable. The Committee will also have authority to determine, within the limits of the express provisions of the Employee Plan, the individuals to whom options to purchase Common Shares will be granted and the conditions for receiving such options.

     Shares Subject to the Employee Plan. An aggregate of 250,000 shares of Common Stock of the Company are subject to the Employee Plan and are reserved for issuance under such Plan. Options to purchase 50,000 shares of Common Stock of the Company are to be offered to participants for purchase in the first plan year (commencing October 1, 1998 and ending September 30, 1999) and each of the four succeeding plan years (the "Offering Term"). Shares offered for sale during any plan year (or during any plan quarterly or semi-annual period within such plan year, provided the Committee chooses such period) within the Offering Term (each an "Offering Period"), as aforesaid, but not actually issued (as a result, for example, of the failure of a participant to subscribe to purchase or an participant's failure to purchase due to termination) will be made available to participants for purchase in a subsequent Offering Period within such plan year or within a subsequent plan year during the Offering Term.

     Options for the purchase of up to 50,000 shares of Common Stock may be issued during each plan year Offering Period (plus any unsold shares of Common Stock carried over from a prior Offering Period). The number of options outstanding at any one time may be limited by the Committee on a prorated basis during any plan year Offering Period, the number of options outstanding at any one time depending upon whether a quarterly or semi-annual month prorated period has been chosen.

                             Proxy Statement - 15

     Eligible Employees. Under the Employee Plan, an employee may become eligible to become a participant after completing one (1) year of employment with the Company, provided that he is employed by the Company on such date, effective for any Offering Period commencing thereafter. An eligible employee signifies his participation in the Employee Plan by completing an authorization for a payroll deduction on a form to be provided by the Company and by filing it with the Treasurer of the Company on or before the commencement of an Offering (which may be on October 1st of a plan year within the Offering Period or the first day of a month in which a prorated Offering Period commences, as the Committee directs). The Committee shall extend eligibility to any employee of the Company or any of its direct or indirect subsidiary corporations who satisfies the above service conditions and are customarily employed on a full-time or part-time basis and regularly scheduled to work more than 25 hours per week. However, certain highly compensated employees and certain employees whose aggregate Company shareholdings or Company shareholdings acquired under the Employee Plan could or would exceed specified statutory thresholds will not be entitled to become or remain participants.

     Stock Purchases. Eligible participants receive an option to purchase shares of Common Stock of the Company from payroll deductions accumulated during an Offering Period. At the time a participant files his authorization for payroll deduction, he shall elect to have deductions made on each payday during the Offering Period at the rate of 1%, 5% or 10% of his base pay (as either in effect on October 1st of the plan year Offering Period or in effect on the first day of the quarterly or semi-annual Offering Period, as the Committee directs). Payroll deductions for a participant shall commence on the applicable Offering Commencement Date when his authorization for a payroll deduction becomes first effective and shall end on the associated Offering Termination Date, unless sooner terminated by the participant. All payroll deductions made for a participant shall be credited to his account under the Employee Plan. A participant may not make any separate cash payment into such account, except when on leave of absence and then only under specific conditions set out in the Employee Plan.

     At the commencement of each Offering Period, a participant shall have the option to purchase during the plan year in which such Period comprises (or falls, if a shorter Offering Period applies) up to a maximum number of shares of the Company's Common Stock. This maximum is the lesser of (a) the number of shares which does not exceed $5,000 in value on the first day of the Offering Period, or (b) the number of shares equal in value to (i) that percentage of the participant's base pay which he has elected to have withheld (but not in any case in excess of 10%) multiplied by (ii) the participant's base pay as of October 1st or the first day of the Offering Period, as the Committee shall direct), (iii) divided by 95% of the market value of the Common Stock of the Company.

     Unless a participant gives written notice to the Company, his option to purchase Common Stock with payroll deductions made during any Offering Period will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering Period, for the purchase of the number of full shares of stock which the accumulated payroll deductions in his account at that time will purchase at the applicable option price (but not in excess of the number of shares for which options have been granted to the employee pursuant to the Employee Plan). Subsequent to the Offering Termination Date for each Offering Period, the Company will deliver to each participant, as appropriate, the Common Stock purchased with respect to such Period.

                             Proxy Statement - 16

     Purchase Price. The option price for Common Stock purchased with payroll deductions made during an Offering Period shall be the lower of (a) 95% of the closing price of the stock on the first day of the Offering Period on the OTC Bulletin Board, or (b) 95% of the closing price of the stock on the last day of the Offering Period on the OTC Bulletin Board.

     Assignability. No right to purchase Common Stock granted pursuant to the Employee Plan shall be transferable or assignable by a participant other than by will or the laws of descent and distribution.

     Anti-Dilution Protection. In the event of any changes in the capital structure of the Company, including a change resulting from stock split (but not from a stock dividend, which is specially defined within the Employee Plan), or combination or reclassification of shares, the Committee shall make such equitable adjustments with respect to awards or any provisions of the Employee Plan as it deems necessary and appropriate. If the Company dissolves or liquidates, or if it reorganizes, merges or consolidates with another corporation and is not the surviving corporation, or if it sells substantially all of its property or stock to another corporation, each participant then holding an option then outstanding under the Employee Plan will be entitled to receive at the end of the Offering Period upon his exercise of such option the approximate amount of cash, securities and/or property which an actual holder of the same number of shares of Common Stock was entitled to receive upon and at the time of such transaction.

     Market Value Restrictions. The purchase price for Company Common Stock is based on its fair market value at a specified point in time, as described above. The purchase price will be subject to adjustment pursuant to the anti-dilution protections of the Employee Plan described above. On April 8, 1998, the last reported sale price of the Company's Common Stock on the OTC Bulletin Board was $2.09 per share.

     Amendments and Termination. The Board of Directors may at any time terminate or amend the Employee Plan, provided that no such action may be taken that adversely affects any options, rights or obligations with respect to any Common Stock theretofore made under the Employee Plan without the consent of the participant. No amendment may be made that would increase the maximum number of shares of Common Stock that may be issued under the Employee Plan (unless such increase is a result of a change in the capital structure of the Company), change the Employee Plan's eligibility requirements, or permit members of the Committee to purchase stock under the Employee Plan. No offers to purchase Common Stock may be made under the Employee Plan after September 30, 2003, on which date such Plan shall terminate, except as to rights then outstanding thereunder. All outstanding awards under the Employee Plan will expire no later than September 30, 2003.

     Federal Income Tax Consequences. The Company has been advised by its counsel that the federal income tax consequences of the exercise of options and the purchase of Common Stock under the Employee Plan are as described below. The following information is not a definitive explanation of the federal tax consequences of receipt or exercise of these options or the purchase, ownership or disposition of the underlying Common Stock. Participants should consult with their own tax advisors with respect to

                             Proxy Statement - 17
the federal and state tax consequences inherent in the receipt, ownership and exercise of options to purchase Common Stock or the purchase, ownership and/or disposition of such Common Stock.

     Receipt and Exercise of Options and Common Stock Purchases. So long as the Employee Plan meets the requirements of Section 423 of the Code, a participant will not recognize income when he receives or exercises an option to purchase Common Stock, or when Common Stock is purchased or distributed to him pursuant to the Employee Plan.

     However, if a participant has severed his employment relationship more than three months before the Common Stock is purchased for him under the Employee Plan, or if for any reason the option or the underlying Common Stock is not deemed received, held, exercised, or purchased under an employee stock purchase plan described in Section 423 of the Code, a participant will recognize compensation income under Section 83 of the Code (taxable as ordinary income) at the time when he receives the Common Stock to the extent of the difference between the Stock's then fair market value and his purchase price. Any subsequent gain or loss upon a participant's disposition of Stock acquired in a taxable transfer will normally be capital in nature.

     Common Stock Disposition. If the Common Stock was purchased and received under an employee stock purchase plan described in Section 423 of the Code, the federal tax treatment of its subsequent taxable disposition will depend in the first instance upon whether such disposition occurred within the statutory holding period set out in Section 423 of the Code. The statutory holding period is the later of two years after the Company's granting of the option and one year from the date the Common Stock is transferred to the participant.

     If the participant's disposition of the Common Stock occurs before the statutory holding period has expired, his gain on the sale (viz, the excess of his sales proceeds over his tax basis for the Common Stock, which will generally be his purchase price) will be recognized as compensation income (taxable as ordinary income) in the year of disposition.

     If the participant's disposition of the Common Stock occurs after the statutory holding period has expired, his gain recognized in the year of the sale may have two components. One component will be compensation income taxed as ordinary income. Where, as here, a participant may purchase Common Stock for less than 100% of its then fair market value, at the time of sale or other disposition of the Common Stock (or upon the participant's death if he dies while owning the Common Stock), this compensatory amount will be the lesser of
(a) the amount, if any, by which the fair market value of the Common Stock when the option was granted exceeds the participant's purchase price, or (b) the amount, if any, by which the Common Stock's fair market value at the time of its disposition (or the participant's death) exceeds the participant's purchase price. The balance of the participant's gain, if any, will be taxed as capital gains.

     Impact upon the Company. The Company cannot take a deduction with respect to its granting of options or a participant's exercise of such options pursuant to the Employee Plan. Nor may the Company deduct the difference between the fair market value of Common Stock and its purchase price when a participant exercises an option under the Employee Plan. However, if (a) the option is not granted or exercised or the Common Stock is not purchased under an employee stock purchase plan described in Section 423 of the Code, (b) the participant does not satisfy the statutory holding period requirements (summarized above) applicable to Common Stock purchased under such a plan, or (c) the participant has to treat all or a portion of his gain upon sale or disposition of

                             Proxy Statement - 18

Common Stock as compensation due to his purchase of it for less than 100% of its then fair market value, the Company will be entitled to a compensation deduction for federal income tax purposes. This deduction will equal to the amount that the participant includes in as compensation income and will be allowed for the Company's taxable year in which, or within which, the participant's taxable year (in which the disqualifying event occurs) ends.

     Tax Withholding by the Company. The Employee Plan authorizes the Company, as a condition of a participant's exercise of an option, to require the participant, at the discretion of the Committee, to (a) agree to pay to the Company no later than the date of exercise of the Option, any federal, state, local or foreign taxes of any kind required by law to be withheld ("Withholding Tax") upon the exercise of the Option or (b) agree to pay to the Company no later than thirty (30) days from the date of sale or other disposition of any Common Stock purchased pursuant to this Plan, any Withholding Tax upon the sale or disposition of such Common Stock, (c) authorize the Company to retain or sell without notice, or to demand surrender of, shares of Common Stock with a fair market value sufficient to pay any such Withholding Tax or (d) authorize the Company to withhold an amount sufficient to pay any such Withholding Tax from any payment of any kind otherwise due to the participant.

     Effective Date. The Employee Plan shall become effective as of October 1, 1998, if approved before then by the stockholders of the Company.

     Vote Required. The affirmative vote of the holders of a majority of the shares of the Common Stock represented and entitled to vote on this proposal at the annual meeting of stockholders will constitute their approval of the Employee Plan.

Employee Plan Benefits.

     The benefits or amounts that will be received or allocated to any individual under the Employee Plan are not determinable at this time because the price of such shares of Common Stock will not be determined until a later date, and because benefits to be received depend upon an eligible employees' decision to participate. The last recorded sales price of the Common Stock as of April 8, 1998 was $2.09 as reported by the OTC Bulletin Board.

     The Board of Directors believes that the adoption of the Employee Plan will promote the interests of the Company and its stockholders and enable the Company to continue to attract, retain and reward persons important to the Company's success. The Employee Plan is designed to enhance the identity of the interests of the recipients of awards with the interests of the Company's stockholders. As such, the Board of Directors believes that the approval of the Employee Plan is in the best interests of the Company and its stockholders.

            "THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
              APPROVAL OF THE 1998 EMPLOYEE STOCK PURCHASE PLAN."

                             Proxy Statement - 19

          PROPOSAL THREE - Approval of Concorde Career Colleges, Inc.
                   1998 Long-Term Executive Compensation Plan

Introduction

     On February 25, 1998, the Board of Directors unanimously adopted, subject to stockholder approval, the Concorde Career Colleges, Inc. 1998 Long-Term Executive Compensation Plan (the "Plan"). The Board of Directors believes that the Plan will be effective in attracting executives and key employees to Concorde Career Colleges, Inc. and its subsidiary corporations (collectively, the "Company") and in providing long-term incentives and rewards to those executives and key employees responsible for the continued growth of the Company. Approximately 100 persons would be considered "key employees", including all of the Company's executive officers, and would be eligible to participate in the Plan. The Board also believes that stock options, incentive stock options and other awards granted under the Plan will provide a form of incentive that aligns the economic interests of management and other key employees with those of the Company's stockholders.

     The substantial majority of the awards to be granted under the Plan will be incentive stock options ("ISOs") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Section 422 of the Code specifically requires that, in order for an option to qualify as an ISO, such option must be granted within ten years from the date the applicable stock option plan is adopted, or the date such plan is approved by the stockholders, whichever is earlier. No ISOs may be granted under the Plan after February 25, 2008.

     The following discussion summarizes the material features of the Plan. Such discussion is, however, qualified in its entirety by reference to the full text of the Plan, which is attached to this proxy statement as Exhibit B.

     The Plan provides that awards may be granted thereunder at any time prior to February 25, 2008, on which date such Plan will terminate except as to awards then outstanding.

Material Features of the Plan

     Administration. The Plan will be administrated by the Compensation Committee of the Board of Directors of the Company (the "Committee"). Members of the Committee who are also employees of the Company are eligible to participate in the Plan. The Committee will have authority to determine, within the limits of the express provisions of the Plan, the individuals to whom awards will be granted, the nature, amount and terms of such awards and the objectives and conditions for earning such awards.

     Types of Awards. Awards under the Plan may include shares of Common Stock of the Company ("Common Stock"), restricted shares of Common Stock ("Restricted Shares"), nonqualified stock options, ISOs, stock appreciation rights ("SARs"), performance shares, performance units, as well as other types of awards that the Committee in its discretion may determine are consistent with the objectives and limitations of the Plan. Restricted Shares are shares of Common Stock issued to a recipient subject to such terms and conditions, including, without limitation, forfeiture or resale to the Company, and to such restrictions against sale, transfer or other

                             Proxy Statement - 20
disposition, as the Committee may determine at the time of issuance. A SAR is the right to receive cash, Common Stock, or both based on the increase of the market value of the shares of Common Stock covered by such SAR from the initial date of the performance period for such SAR to the date of exercise. A "performance share" is the right to receive, upon satisfying designated performance goals within a performance period, cash, Common Stock or both, based on the market value of shares of Common Stock covered by such performance shares at the close of the performance period. A "performance unit" is the right to receive cash, Common Stock or both upon satisfying designated performance goals within a performance period.

     The Committee may determine that all or a portion of an award may be deferred, that it may be vested at such times and upon such terms as the Committee may select, or that a recipient must be an employee at the time the award is paid or exercised. An employee may be granted multiple awards covering any number of shares of Common Stock under the Plan. The Plan provides that ISOs may be granted to a recipient during a calendar year only if the aggregate fair market value (determined as of the time an ISO is granted) of Common Stock with respect to which ISOs are exercisable for the first time by such recipient during any calendar year under the Plan and any other "incentive stock option plans" maintained by the Company does not exceed the sum of $100,000. No ISO will be exercisable later than ten years after the date it is granted.

     Neither the Company nor any subsidiary corporation shall receive any consideration from the recipient of an award at the time that the award is granted.

     Eligible Employees. The Committee may grant awards to any officer or key employee of the Company or any of its direct or indirect subsidiary corporations. The employees who will be participants in the Plan have not yet been determined by the Committee. It is estimated that, as of the date of the Company's annual meeting, approximately 100 employees will be eligible to participate in the Plan if such Plan were currently in effect. No ISO may be granted to an employee who owns stock possessing more than 10% of the combined voting power of all classes of stock of the Company.

     Awards to be Granted under the Plan. The exact types and amounts of any awards to be made by the Committee to any eligible employees pursuant to the Plan are not presently determinable. As a result of the discretionary nature of the Plan, it is not possible to state who the participants in such Plan will be in the future, the numbers of options or other awards to be received by any person or group, or the benefits or amounts to be received by certain persons or groups under the Plan. The Compensation Committee presently expects that awards of ISOs will be made if the Plan is approved by the stockholders, but the eligible employees to whom such ISOs will be granted and the number of shares to be subject to such ISOs are not yet determinable. In the exercise of its discretion under the Plan, the Committee may choose to grant other types of awards under such Plan or may choose to grant no awards under such Plan.

     Assignability. No award granted pursuant to the Plan shall be transferable or assignable by its recipient other than by will or the laws of descent and distribution.

     Shares Subject to the Plan. An aggregate of 500,000 shares of Common Stock is reserved for issuance under the Plan. All of such shares may be issued in connection with the exercise of ISOs. Shares of Common Stock not actually issued (as a result, for example, of the lapse of an option, the failure of a recipient to earn an award or the payment of an award in cash or a


                             Proxy Statement - 21
combination of cash and Common Stock) are available for additional grants. Shares of Common Stock to be delivered or purchased under the Plan may be either authorized by unissued Common Stock or treasury shares.

     Anti-Dilution Protection. In the event of any changes in the capital structure of the Company, including a change resulting from a stock dividend or stock split, or combination or reclassification of shares, the Board of Directors shall make such equitable adjustments with respect to awards or any provisions of the Plan as it deems necessary and appropriate, including, if necessary, any adjustment in the maximum number of shares of Common Stock subject to the Plan or the number of shares of Common Stock subject to an outstanding award.

     Market Value Restrictions. The amounts of certain awards are based on the market value of a share of Common Stock at a specified point in time. The exercise price per share of Common Stock under each nonqualified stock option or ISO granted under the Plan, which is paid to the Company at the time of exercise, shall be determined by the Committee, but shall not be less than the market value of such Common Stock on the day of grant of such option. The exercise price for each option will remain constant during the life of the option, subject to adjustment pursuant to the anti-dilution provisions of the Plan described above. The market value of a share of Common Stock on the date an SAR is granted shall be the base value of such SAR. On April 8, 1998, the last reported sale price of the Company's Common Stock on the OTC Bulletin Board was $2.09 per share.

     Amendments and Termination. The Board of Directors may at any time terminate or amend the Plan, provided that no such action may be taken that adversely affects any rights or obligations with respect to any awards theretofore made under the Plan without the consent of the recipient. No amendment may be made that would increase the maximum number of shares of Common Stock that may be issued under the Plan (unless such increase is a result of a change in the capital structure of the Company), change the termination date of the Plan, or delete or amend the market value restrictions contained in the Plan on the stock option exercise price or the base value of an SAR without the prior approval of the holders of a majority of the outstanding shares of Common Stock represented in person or by proxy at a duly constituted meeting of stockholders. No awards may be made under the Plan after February 25, 2008, on which date such Plan shall terminate, except as to awards then outstanding thereunder. All outstanding awards under the Plan will expire no later than February 25, 2018.

Federal Income Tax Consequences.

     The Company has been advised by its counsel that the federal income tax consequences of the issuance and/or exercise of awards under the Plan are as described below. The following information is not a definitive explanation of the tax consequences of the awards. Recipients should consult with their own tax advisors with respect to the tax consequences inherent in the ownership and/or exercise of the awards, and the ownership and disposition of any underlying securities.

                             Proxy Statement - 22

     Common Stock Awards. The recipient of a Common Stock award will recognize ordinary income for federal income tax purposes at the time of receipt of Common Stock in an amount equal to the fair market value of the Common Stock received. The Company will be entitled to a deduction for such amount as and when the ordinary income is recognized by the recipient. Upon disposition of any Common Stock received, the recipient will recognize long-term or short-term capital gain or loss, depending upon the period during which such recipient has held the shares, in an amount equal to the difference between the selling price and the fair market value of such shares on the date of receipt.

     Restricted Shares. A recipient will not be taxed at the date of an award of Restricted Shares, but will be taxed at ordinary income rates on the fair market value of any Restricted Shares as of the date that the restrictions lapse (less the amount, if any, the recipient paid for the Restricted Shares), unless the recipient, within 30 days after transfer of such Shares to the recipient, elects under Section 83(b) of the Code to include in income the fair market value of the Restricted Shares as of the date of such transfer (less the amount, if any, the recipient paid for the Restricted Shares). The Company will be entitled to a corresponding deduction. Any disposition of shares after restrictions lapse will be subject to the regular rules governing long-term and short-term capital gains and losses, with the tax basis for this purpose equal to the fair market value of the shares at the end of the restricted period (or the date of the transfer of the restricted shares, if the employee elects to be taxed on the fair market value upon such transfer). Dividends received by a recipient during the restricted period will be taxable to the recipient at ordinary income tax rates and will be deductible by the Company as compensation expense unless the recipient has elected to be taxed on the fair market value of the restricted shares upon transfer, in which case they will thereafter be taxable to the employee as dividends and will not be deductible by the Company.

     Incentive Stock Options. A recipient who is granted an ISO will not recognize any taxable income for federal income tax purposes, either on the grant or exercise of the ISO. However, the excess of the fair market value of the Common Stock received upon the exercise of the ISO over the exercise price will be an adjustment to the recipient's alternative minimum taxable income and may be subject to alternative minimum tax ("AMT"). For AMT purposes only, the basis of the Common Stock acquired upon the exercise of the ISO is increased by the amount of such excess ("AMT Basis").

     If the recipient disposes of the shares purchased pursuant to the ISO more than two years after the date of grant and more than one year after the transfer of the shares to him (the required statutory "holding period"), (a) the recipient will recognize long-term capital gain or loss, as the case may be, equal to the difference between the selling price and the exercise price; and
(b) the Company will not be entitled to a deduction with respect to the shares of stock so issued. For AMT purposes, the gain will be the difference between the sales price and the AMT Basis.

     If the holding period requirements are not met, any gain realized upon disposition will be taxed to the recipient as ordinary income to the extent of the excess of the lesser of (i) the fair market value of the shares at the time of exercise, or (ii) the amount, if any, realized on the disposition over the exercise price. The Company will be entitled to a deduction in the year of disposition in an amount equal to the ordinary income recognized by the recipient. Any additional gain will be taxed as short-term or long-term capital gain, depending upon the holding period for the stock.

                             Proxy Statement - 23

     Nonqualified Stock Options. The recipient of a nonqualified stock option under the Plan will not recognize any income for federal income tax purposes on the grant of the option. Generally, on the exercise of the option, the recipient will recognize taxable ordinary income equal to the difference between the fair market value of the shares on the exercise date and the exercise price for the shares. The Company generally will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the recipient. Upon disposition of the shares purchased pursuant to the stock option, the recipient will recognize long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount previously recognized by the recipient as ordinary income.

     Stock Appreciation Rights. A recipient who is granted stock appreciation rights will not recognize any taxable income on the receipt of the SARs. Upon the exercise of an SAR, (a) the recipient will recognize ordinary income equal to the amount received (the increase in the fair market value of one share of the Company's Common Stock from the date of grant of the SAR to the date of exercise), and (b) the Company will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the recipient.

     Performance Shares and Performance Units. A recipient of performance shares or performance units will not recognize any income or federal income tax purposes on the date of the grant of the right to receive performance shares or units. The recipient will recognize ordinary income for federal tax purposes at the time of receipt of cash and/or Common Stock with respect to the performance shares or units in an amount equal to the excess, if any, of the fair market value of the performance shares or units on the date received over the price of the performance shares or units on the date of grant. The Company will be entitled to a deduction on the date of receipt of the performance shares by the recipient in an amount equal to the ordinary income recognized by the recipient. Upon disposition of any stock received, the recipient will recognize long-term or short-term gain or loss depending upon the period for which he or she has held the stock in an amount equal to the difference between the selling price and the fair market value of the stock on the date of receipt.

     Tax Withholding by the Company. The Plan authorizes the Company to deduct from any awards under the Plan paid in cash any required withholding of federal, state, local or foreign taxes with respect to such awards (the "Taxes"). The Plan further provides that awards made under the Plan payable in shares of Common Stock may provide the recipient with an election to have the Company withhold shares of Common Stock to satisfy all or part of any obligations to withhold Taxes, with the value of such withheld shares based upon their fair market value on the date the tax withholding is required to be made.

     Alternative Minimum Tax. In addition to the federal income tax consequences described above, a recipient may be subject to the AMT, which is payable only to the extent that it exceeds the recipient's regular tax liability. The AMT is assessed on the recipient's alternative minimum taxable income in excess of an exemption amount that varies by filing status. For purposes of computing the AMT, the alternative minimum taxable income is equal to taxable income (a) increased by tax preference items, and (b) increased or reduced by certain AMT "adjustments" (for an example, see the above discussion under "Federal Income Tax Consequences - Incentive Stock Options). The exemption amount must be reduced by 25% of the amount by which the alternative minimum taxable income exceeds certain specified dollar amounts. In no event shall the exemption


                             Proxy Statement - 24
amount be reduced below zero. Federal law currently provides for a minimum tax credit that may be applied against the recipient's regular tax liability in years following a year in which the recipient is subject to AMT. The minimum tax credit is limited to the excess, if any, of the regular tax over the tentative AMT for the year. Any credit not used because of the limitation may be carried forward indefinitely.

     Effective Date. The Plan shall be effective immediately on the date of its approval by the stockholders of the Company.

     Vote Required. The affirmative vote of the holders of a majority of the shares of the Common Stock represented and entitled to vote on this proposal at the annual meeting of stockholders will constitute their approval of the Plan.

     Plan Benefits. The exact types and amounts of awards granted under the Plan will be made at the discretion of the Committee, and, accordingly are not yet determinable. In addition, as a result of the discretionary nature of the Plan, it is not possible to state who the participants in such Plan will be in the future, the number options or other awards to be received by any person or group, or the benefits or amounts to be received by certain persons or groups under the Plan. Consequently, it is not possible to determine the benefits that might be received by participants in the Plan. The last recorded sales price of the Common Stock as of April 8, 1998 was $2.09 as reported by the OTC Bulletin Board.

     The Board of Directors believes that he adoption of the Plan will promote the interests of the Company and its stockholders and enable the Company to continue to attract, retain and reward persons important to the Company's success. The Plan is designed to enhance the identity of the interests of the recipients of awards with the interests of the Company's stockholders. As such, the Board of Directors believes that the approval of the Plan is in the best interests of the Company and its stockholders.

          "THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE 1998 LONG-TERM EXECUTIVE COMPENSATION PLAN."

                             CERTAIN TRANSACTIONS
Cahill Transaction.

          On February 25, 1997, the Company entered into agreements, which soon thereafter closed, with Cahill, Warnock Strategic Partners Fund, L.P. and Strategic Associates, L.P., affiliated Baltimore-based venture capital funds ("Cahill-Warnock"), for the issuance by the Company and purchase by Cahill-Warnock of (i) 55,147 shares of the Company's new Class B Voting Convertible Preferred Stock ("Voting Preferred Stock") for $1.5 million and (ii) 5% Debentures due 2003 ("New Debentures") for $3.5 million (collectively, the "Cahill Transaction"). Cahill-Warnock subsequently assigned (with the Company's consent) its rights and obligations to acquire 1,838 shares of Voting Preferred Stock to James Seward, a Director of the Company, and Mr. Seward purchased such shares for their purchase price of approximately $50,000. The New Debentures have nondetachable warrants ("Warrants") for approximately 2,573,529 shares of Common Stock, exercisable beginning August 25, 1998 at an exercise price of $1.36 per share of Common Stock.

                             Proxy Statement - 25

          The Voting Preferred Stock has the right to vote, as a class with the Common Stock (with each share of Voting Preferred Stock having the equivalent voting power of 20 shares of Common Stock), on all matters presented to holders of Common Stock. Each share of Voting Preferred Stock is convertible into 20 shares of Common Stock at the election of the holder for no additional consideration. The Voting Preferred Stock is entitled to a 12% annual dividend beginning February 25, 2001, and a 15% annual dividend beginning February 25, 2003. The Voting Preferred Stock is mandatorily convertible into Common Stock upon the successful completion by the Company of a common equity offering greater than $20 million at a price greater than $4 per share of Common Stock. Cahill-Warnock also has certain preemptive rights in future issuance's of stock by the Company. The Voting Preferred Stock has an increasing dividend rate, therefore the Voting Preferred Stock's carrying value has been discounted. This discount is being amortized over the period from issuance until the perpetual dividends are payable in 2003 to yield a constant dividend rate of 15%. The amortization is recorded as a charge against retained earnings and as a credit to the carrying amount of the Voting Preferred Stock. The amortization for the year ended December 31, 1997, was $105,000.

          The New Debentures bear an interest rate of 5% per annum, payable quarterly, with principal due in February 2003, when the attached Warrants expire. The Warrants are not exercisable until August 25, 1998, subject to earlier conversion (at the holder's election) in the event of the successful completion by the Company of a common equity offering greater than $20 million at a price grater than $4 per share of Common Stock.

          The Voting Preferred Stock held by Cahill-Warnock and New Debenture are also entitled to certain registration rights for the underlying Common Stock.

          As part of the Cahill transaction, the Board of Directors of the Company was increased from three to six members, with Cahill-Warnock having the right to nominate two Directors. The sixth Director is Dr. Robert Roehrich, the Company's President and Chief Executive Officer effective April 1, 1997.

          Pursuant to a Stockholders' Agreement among Cahill-Warnock, Messrs. Brozman and Seward, the Robert F. Brozman Trust (who at the time of this agreement, together, held an aggregate of 52.8% of the outstanding Voting Securities and options to purchase 1,000,000 shares of Common Stock) and the Company, such holders have agreed to certain restrictions on the transfer of Voting Securities held by them.

          In connection with these transactions, the Company incurred $118,000 of stock and debt issuance costs. Stock issuance costs of $59,000 were applied against the stock proceeds and the remainder was deferred and is being amortized over the term of the debt.

          Pursuant to the December 1996 amendment with CenCor, the Company used approximately $4.4 million of the funds from the Cahill Transaction to redeem 260,385 outstanding shares of its Class A Preferred Stock and $438,000 of accumulated dividends and its $2.4 million debenture principal, accrued interest, and certain unsecured obligations which were held by CenCor (the "CenCor Repayment").


                             Proxy Statement - 26

Mr. Brozman's Relationship with CenCor.

          To the extent certain officers, directors or beneficial holders of 5% of the Company's voting securities hold positions as officers of CenCor, or own more than 5% of CenCor's voting securities, these individuals have an indirect interest in the various transactions between the Company and CenCor. Jack L. Brozman, who is Chairman of the Board and Treasurer and held voting rights for more than 5% of the Company's voting securities (by virtue of his position as trustee of the R.F. Brozman trust, respectively), is also Chairman of the Board, President and Treasurer of CenCor and beneficially owns more than 5% of the voting securities of CenCor.

          The Restructuring Agreement discussed below was effective for the period between October 30, 1992 and February 25, 1997.

          Effective October 30, 1992, the Company and CenCor entered into a Restructuring, Security and Guaranty Agreement ("Restructuring Agreement") pursuant to which the Company was released for its obligations relating to assumed subordinated indebtedness issued by CenCor. As consideration for the release, the Company issued CenCor the Old Debenture in the original principal amount of $5,422,307, representing the full principal amount of the assumed subordinated debt and accrued interest through October 30, 1992. Interest on the Old Debenture accrued from October 30, 1992. The first principal and interest payment was made June 30, 1996. In addition to compounded quarterly interest, initially at 1% over the effective rate charged by the Company's bank lender, at July 31, 1997 CenCor was entitled to an amount equal to 25% of the amount by which the "market capitalization" of the Company exceeded $3,500,000 ("Additional Payment"). The Restructuring Agreement was amended in December 1993, November 1994 and December 1996. The Additional Payment was reduced to $10 in the December 1996 amendment to the Restructuring Agreement.

          As a result of the Cahill Transaction entered into on February 25, 1997, discussed above, all obligations due CenCor were paid, redeemed, or otherwise satisfied on that date, except for a continuing obligation to convey written-off receivables in connection with interest discharged in the 1993 and 1994 amendments. The balance due CenCor at December 31, 1997, was $11,000. The remaining balance was fulfilled in January 1998.

          Except as otherwise provided above, to the extent any interest of Jack
L. Brozman in the transactions between the Company and CenCor arose solely from his position as an officer of CenCor and his attributed ownership of more than 5% equity ownership in CenCor, a value cannot be assigned to such indirect interest.

          There can be no assurance that other potential conflicts will not arise among the Company and CenCor as a result of their sharing certain personnel, namely Jack L. Brozman (in the positions described above), and Lisa
M. Henak who is Secretary and Assistant Treasurer of both companies. The resolution of any such conflicts will be through negotiation among the Company and CenCor, based upon the conflicting needs of the two companies, the financial condition of the Company, if relevant, and overall fairness to each of the parties. Management believes that the terms of the arrangements between the Company and CenCor described have been fair and reasonable to the Company.

          (The remainder of this page was left blank intentionally.)

                             Proxy Statement - 27

                              COMPANY PERFORMANCE

          The following graph shows a comparison of cumulative total returns for the Company, broad market Nasdaq index and a Peer Group (defined below) since the close of business on December 31, 1992.

                    COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                     AMONG CONCORDE CAREER COLLEGES, INC.,
                          NASDAQ INDEX AND PEER GROUP

                             [GRAPH APPEARS HERE]

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                  OF COMPANY, INDUSTRY INDEX AND BROAD MARKET


                              FISCAL YEAR ENDING

COMPANY                      1992     1993     1994     1995      1996     1997
CONCORDE CAREER COLLEGES      100    297.87   574.47  1329.79   1927.66  3457.45
INDUSTRY INDEX                100    129.50   130.60   565.24   1044.91  1553.68
BROAD MARKET                  100    119.95   125.94   163.35    202.99   248.30


THE INDUSTRY INDEX CHOSEN WAS:
SIC CODE 8221 - COLLEGES, UNIVERSITIES, & PROFESSIONAL SCHOOLS

THE BROAD MARKET INDEX CHOSEN WAS:
NASDAQ MARKET INDEX

THE CURRENT COMPOSITION OF THE INDUSTRY INDEX IS AS FOLLOWS:

APOLLO GROUP INC CL A
CONCORDE CAREER COLLEGES
EDUCATIONAL MEDICAL INC
EDUTREK INTERNAT INC CLA
STRAYER EDUCATION INC
WHITMAN EDUCATION GROUP



SOURCE: MEDIA GENERAL FINANCIAL SERVICES
P.O. BOX 85333
RICHMOND, VA 23293
PHONE: 1-(800) 446-7922
FAX: 1-(804) 649-6826

                     ASSUMES $100 INVESTED ON JAN. 1, 1993
                          ASSUMES DIVIDEND REINVESTED
                       FISCAL YEAR ENDING DEC. 31, 1997

          The Peer Group (as defined below) consists of the following companies:
Apollo Group, Inc., Educational Medical Inc., Edutrek International, Inc., Strayer Education, Inc. and Whitman Education Group (the "Peer Group"). The Company believes that the Peer Group provides a more accurate comparison since the SIC Code Index used in prior years had only one competitor available for comparison. The total return of the SIC Code Index was $133 compared to $1,554 for the Peer Group. The total cumulative return on investment (change in the year end stock price plus reinvested dividends) for each of the periods for the Company, broad based Nasdaq index and a peer group is based on the stock prices at the close of business on December 31, 1992, assuming a $100 investment. The return for the Company is based on a December 31, 1992 per share price of $0.047 and a December 31, 1997 per share price of $1.625. The above performance graph, prepared by Media General Financial Services, Inc., compares the annual performance of the Company with that of the broad market Nasdaq index and a Peer Group with investment weighted on market capitalization.

                              Proxy Statement-28

         PROPOSAL FOUR - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     For 1997, Price Waterhouse LLP examined the financial statements of the Company and its subsidiaries, including reports to Stockholders, the Securities and Exchange Commission and other.

     The Board of Directors has selected and appointed Price Waterhouse LLP as the independent public accountants for the Company for the year 1998.

          The following resolution will be offered at the Annual Meeting:

          "RESOLVED, the action of the Board of Directors in appointing Price Waterhouse LLP as the independent public accountants of the Company for 1998 is hereby ratified."

          It is not anticipated that representatives of Price Waterhouse LLP will attend the Annual Meeting. If, however, representatives are present at the Annual Meeting, there will be an opportunity for them to make a statement and be available to respond to questions by Stockholders.

          "THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF PRICE WATERHOUSE LLP AS THE COMPANY'S PUBLIC ACCOUNTANTS FOR 1998."

                      SECTION 16(a) BENEFICIAL OWNERSHIP
                             REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and holders of more than 10% of the Company's common stock to file with the Securities and Exchange Commission reports of their respective beneficial ownership, and changes in such beneficial ownership, in the Company's common stock, and the Company is required to identify any of those persons who fail to file such reports on a timely basis. Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company with respect to the Company's last fiscal year, all required filings were filed on a timely basis except that with respect to one transaction, Thomas K. Sight, a director of the Company, reported such transaction on a year-end Form 5 report rather than on a month-end Form 4 report as required.

                             STOCKHOLDER PROPOSALS

          In the event any Stockholder intends to present a proposal at the Annual Meeting of Stockholders to be held in 1999, such proposal must be received by the Company, in writing, on or before December 19, 1998, to be considered for inclusion in the Company's next Proxy Statement for such meeting.

                              Proxy Statement-29

                       VOTING PROXIES AND OTHER MATTERS

          Proxies will be voted in accordance with the choices specified on the form of proxy. If no choice is specified, shares will be voted: (i) "FOR" the nominees for director listed on the proxy and in this Proxy Statement; (ii) "FOR" approval of the 1998 Employee Stock Purchase Plan; (iii) "FOR" approval of the 1998 Long-Term Executive Compensation Plan; (iv) "FOR" ratification of the appointment of Price Waterhouse LLP as the independent public accountants for the Company for 1998.

          Management of the Company does not intend to present any business to the Annual Meeting except as indicated herein and presently knows of no other business to be presented at the Annual Meeting. Should any other business come before the Annual Meeting, the persons named in the accompanying form of proxy will vote the proxy in accordance with their judgment of the best interests of the Company on such matters.

          WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN TO THE COMPANY THE ACCOMPANYING PROXY. IF YOU ARE PRESENT AT THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                              BY THE BOARD OF DIRECTORS



                              Lisa M. Henak, Secretary

April 17, 1998

                              Proxy Statement-30

                                   EXHIBIT A
                                   ---------

                         CONCORDE CAREER COLLEGES, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

                                    PURPOSE
                                    -------
1.01.  Purpose.

     The Concorde Career Colleges, Inc. Employee Stock Purchase Plan (the "Plan") is intended to provide a method whereby employees of Concorde Career Colleges, Inc. and its subsidiary corporations (hereinafter referred to, unless the context otherwise requires, as the "Company") will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Company's Common Stock, par value $.10 (the "Common Stock"). It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under (S) 423 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations issued thereunder (collectively, the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code, and any provisions required to be included in the Plan under (S) 423 of the Code are hereby included as fully as though set forth in the Plan at length.

                                  DEFINITIONS
                                  -----------

2.01.  Base Pay.

     "Base Pay" shall mean regular straight-time earnings excluding payments for overtime, shift premium, bonuses and other special payments, commissions and other marketing incentive payments.

2.02. Committee.

     "Committee" shall mean the individuals described in Article XI.

2.03. Employee.

     "Employee" means any person who is customarily employed on a full-time or part-time basis by the Company and is regularly scheduled to work more than 25 hours per week.

2.04.  Subsidiary Corporation.

     "Subsidiary Corporation" shall mean any present or future corporation which
(i) would be a "subsidiary corporation" of the Company as that term is defined in (S) 424 of the Code and (ii) is designated as a participant in the Plan by the Committee.

                         ELIGIBILITY AND PARTICIPATION
                         -----------------------------


3.01.  Initial Eligibility.

       Any employee who shall have completed at least one (1) year's employment and who shall be employed by the Company on the date his participation in the Plan is to become effective shall be eligible to participate in Offerings under the Plan which commence on or after such one year period has concluded.

3.02.  Leave of Absence.

       For purposes of participation in the Plan, a person on leave of absence shall be deemed to be an employee for the first 90 days of such leave of absence and such employee's employment shall be deemed to have terminated at the close of business on the 90th day of such leave of absence unless such employee shall have returned to regular full-time or part-time employment (as the case may be) prior to the close of business on such 90th day. Termination by the Company of any employee's leave of absence, other than termination of such leave of absence on return to full time or part time employment, shall terminate an employee's employment for all purposes of the Plan and shall terminate such employee's participation in the Plan and right to exercise any option.

3.03.  Restrictions on Participation.

       Notwithstanding any provisions of the Plan to the contrary, no employee shall be granted an option to participate in the Plan:

       (a) if, immediately after the grant, such employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (for purposes of this paragraph, the rules of (S) 424(d) of the Code shall apply in determining stock ownership of any employee); or

       (b) which permits his rights to purchase stock under all employee stock purchase plans of the Company (as defined in (S) 423(b)(8) of the Code) to accrue at a rate which exceeds $25,000 in fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding; or

       (c) if the employee is, at the time of the grant, a "highly compensated employee" of the Company within the meaning of (S) 414(q) of the Code.

3.04.  Commencement of Participation.

       An eligible employee may become a participant by completing an authorization for a payroll deduction on the form provided by the Company and filing it with the office of the Treasurer of the Company on or before the date set therefor by the Committee, which date shall be prior to the Offering Commencement Date for the Offering (as such terms are defined below). Payroll deductions for a participant shall commence on the applicable Offering Commencement Date when his authorization for a payroll deduction becomes effective and shall end on the Offering

Termination Date of the Offering to which such authorization is applicable unless sooner terminated by the participant as provided in Article VIII.

                                   OFFERINGS
                                   ---------
4.01.  Annual Offerings.

     The Plan will be implemented by five annual offerings of the Company's Common Stock (the "Offerings") beginning on the 1st day of October (the "Offering Commencement Date") in each of the years 1998, 1999, 2000, 2001 and 2002, each offering terminating on September 30 of the next calendar year (the "Offering Termination Date"), provided, however, that each annual Offering may, in the discretion of the Committee exercised prior to the commencement thereof, be divided into either (a) four three-month Offerings commencing, respectively, on October 1, January 1, April 1 and July 1 of such plan year and terminating on December 31, March 31, June 30 and September 30 of the plan year, respectively, or (b) two six-month Offerings commencing, respectively, on October 1 and April 1 of the plan year and terminating on March 31 and September 30 of the plan year, respectively. The maximum number of shares issued in the respective years shall be:

     .  From October 1, 1998 to September 30, 1999:  50,000 shares.

     . From October 1, 1999 to September 30, 2000: 50,000 shares plus unissued shares from the prior Offerings, whether offered or not.

     . From October 1, 2000 to September 30, 2001: 50,000 shares plus unissued shares from the prior Offerings, whether offered or not.

     . From October 1, 2001 to September 30, 2002: 50,000 shares plus unissued shares from the prior Offerings, whether offered or not.

     . From October 1, 2002 to September 30, 2003: 50,000 shares plus unissued shares from the prior Offerings, whether offered or not.

     If a three-month Offering is made, the maximum number of shares to be issued shall be 1/4 of the number of shares set forth for the annual period in which the three-month Offering falls, plus, if the Offering is an October 1 to December 31, January 1 to March 31, April 1 to June 30, or a July 1 to September 30 Offering, unissued shares, whether offered to not, from the immediately three-month Offering(s) expiring earlier during such plan year. As used in the Plan for this purpose, "Offering Commencement Date" means the October 1, January 1, April 1 or July 1, as the case may be, on which the particular three-month Offering begins and "Offering Termination Date" means the December 31, March 31, June 30, or September 30, as the case may be, on which the particular three-month Offering terminates.

     If a six-month Offering is made, the maximum number of shares to be issued shall be 1/2 of the number of shares set forth for the annual period in which the six-month Offering falls, plus, if the Offering is a April 1 to September 30 Offering, unissued shares, whether offered to not, from the immediately preceding six-month Offering. As used in the Plan for this purpose, "Offering Commencement Date" means the October 1 or April 1, as the case may be, on which the particular six-month Offering begins and "Offering Termination Date" means the March 31 or September 30, as the case may be, on which the particular six-month Offering terminates.

                              PAYROLL DEDUCTIONS
                              ------------------

5.01.  Amount of Deduction.

     At the time a participant files his authorization for payroll deduction, he shall elect to have deductions made from his pay on each payday during the time he is a participant in an Offering at the rate of 1, 5 or 10% of his base pay in effect at the Offering Commencement Date of such Offering. In lieu of making a separate election for payroll deduction for each of multiple Offerings during a plan year, the Committee may require that a participant make and file a single election for payroll deductions with his authorization for the initial Offering for such plan year, which election shall cover payroll deductions for all Offerings made during such plan year and which deductions shall be set with reference to a single percentage of the participant's base pay as in effect at the initial Offering Commencement Date for such plan year. In the case of a part-time hourly employee, such employee's base pay during an Offering shall be determined by multiplying such employee's hourly rate of pay in effect on the Offering Commencement Date by the number of regularly scheduled hours of work for such employee during such Offering.

5.02.  Participant's Account.

     All payroll deductions made for a participant shall be credited to his account under the Plan. A participant may not make any separate cash payment into such account, except when on leave of absence and then only as provided in
(S) 5.04.

5.03.  Changes in Payroll Deductions.

     A participant may discontinue his participation in the Plan as provided in
Article VIII, but no other change can be made during an Offering and, specifically, a participant may not alter the amount of his payroll deductions for that Offering.

5.04.  Leave of Absence.

     If a participant goes on a leave of absence, such participant shall have the right to elect: (a) to withdraw the balance in his or her account pursuant to (S) 7.02, without interest, (b) to discontinue contributions to the Plan but remain a participant in the Plan, or (c) remain a participant in the Plan during such leave of absence, authorizing deductions to be made from payments by the Company to the participant during such leave of absence and undertaking to make cash payments to the Plan at the end of each payroll period to the extent that amounts payable by the Company to such participant are insufficient to meet such participant's authorized Plan deductions.

                              GRANTING OF OPTION
                              ------------------

6.01.  Number of Option Shares.

     On the Offering Commencement Date, a participating employee shall be deemed to have been granted an option to purchase during such plan year a maximum number of shares of the Common Stock of the Company equal to the lesser of (a) the number of shares which does not exceed $5,000 in value on the applicable Offering Commencement Date, or (b) the number of shares equal in value to (i) that percentage of the employee's base pay which he has elected to have withheld (but not in any case in excess of 10%) multiplied by (ii) the employee's base pay during the period of the Offering
(iii) divided by 95% of the market value of the Common Stock of the Company. The market value of the Company's Common Stock shall be determined as provided in paragraphs (a) and (b) of (S) 6.02 below. An employee's base pay during the period of an Offering shall be determined by multiplying, in the case of a one-year Offering, his normal weekly rate of pay (as in effect on the last day prior to the Commencement Date of the particular offering) by 52 or the hourly rate by 2,080 or, in the case of a three-month Offering by 13 or 520, as the case may be, or in the case of a six-month Offering, by 26 or 1040, as the case may be, provided that, in the case of a part time hourly employee, the employee's base pay during the period of an Offering shall be determined by multiplying such employee's hourly rate by the number of regularly scheduled hours of work for such employee during such Offering.

6.02.  Option Price.

     The option price of Common Stock purchased with payroll deductions made during such annual, semi-annual or calendar-quarterly Offering for a participant therein shall be the lower of:

     (a) 95% of the closing price of the Common Stock on the Offering Commencement Date or the nearest prior business day on which trading occurred on the OTC Bulletin Board Market System; or

     (b) 95% of the closing price of the Common Stock on the Offering Termination Date or the nearest prior business day on which trading occurred on the OTC Bulletin Board Market System. If the Common Stock of the Company is not admitted to trading on any of the aforesaid dates for which closing prices of the Common Stock are to be determined, then reference shall be made to the fair market value of the Common Stock on that date, as determined on such basis as shall be established or specified for the purpose by the Committee.

     Notwithstanding any provision of the Plan to the contrary, no determination with respect to the fair market value of the Company's Common Stock shall be inconsistent with (S) 423 of the Code.

                              EXERCISE OF OPTION
                              ------------------

7.01.  Automatic Exercise.

     Unless a participant gives written notice to the Company as hereinafter provided, his option for the purpose of Common Stock with payroll deductions made during any offering will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering, for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in his account at that time will purchase at the applicable option price (but not in excess of the number of shares for which options have been granted to the employee pursuant to (S) 6.01), and any excess in his account at that time will be retained in his account until the close of the plan year, at which time any remaining excess will be returned to him, without interest thereon.

7.02.  Withdrawal of Account.

     By written notice to the Treasurer of the Company, at any time prior to the Offering Termination Date applicable to any Offering, a participant may elect to withdraw all the accumulated payroll deductions in his account at such time, without interest thereon.

7.03.  Fractional Shares.

     Fractional shares will not be issued under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares will be returned to any employee promptly following the close of the plan year covered by an Offering, without interest thereon.

7.04.  Transferability of Option.

     During a participant's lifetime, options held by such participant shall be exercisable only by that participant.

7.05.  Delivery of Stock.

     As promptly as practicable after the Offering Termination Date of each Offering, the Company will deliver to each participant, as appropriate, the stock purchased upon exercise of his option.

                                  WITHDRAWAL
                                  ----------

8.01.  In General.

     As indicated in (S) 7.02, a participant may withdraw payroll deductions credited to his account under the Plan at any time by giving written notice to the Treasurer of the Company. All of the participant's payroll deductions credited to his account will be paid to him, without interest thereon, promptly after receipt of his notice of withdrawal, and no further payroll deductions will be made from his pay during such Offering. The Company may, at its option, treat any attempt to borrow by an employee on the security of his accumulated payroll deductions as an election under (S) 7.02 to withdraw such deductions.

8.02.  Effect on Subsequent Participation.

     A participant's withdrawal from any Offering will not have any effect upon his eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

8.03.  Termination of Employment.

     Upon termination of the participant's employment for any reason, including retirement (but excluding death while in the employ of the Company or continuation of a leave of absence for a period beyond 90 days), the payroll deductions credited to his account will be returned to him, or, in the case of his death subsequent to the termination of his employment, to the person or persons entitled thereto under (S) 12.01, without interest thereon.

8.04.  Termination of Employment Due to Death.

     Upon termination of the participant's employment because of his death, his beneficiary (as defined in (S) 12.01) shall have the right to elect, by written notice given to the Treasurer of the Company prior to the earlier of the Offering Termination Date or the expiration of a period of sixty (60) days commencing with the date of the death of the participant, either:

     (a) to withdraw all of the payroll deductions credited to the participant's account under the Plan, without interest thereon, or

     (b) to exercise the participant's option for the purchase of Common Stock on the Offering Termination Date next following the date of the participant's death for the purchase of the number of full shares of stock which the accumulated payroll deductions in the participant's account at the date of the participant's death will purchase at the applicable option price, and any excess in such account will be returned to said beneficiary, without interest thereon.

     In the event that no such written notice of election shall be duly received by the Treasurer of the Company, the beneficiary shall automatically be deemed to have elected, pursuant to paragraph (b), to exercise the participant's option.

8.05.  Leave of Absence.

     A participant on leave of absence shall, subject to the election made by such participant pursuant to (S) 5.04, continue to be a participant in the Plan so long as such participant is on continuous leave of absence. A participant who has been on leave of absence for more than 90 days, and who therefore is not an employee for the purpose of the Plan, shall not be entitled to participate in any offering commencing after the 90th day of such leave of absence. Notwithstanding any other provisions of the Plan, unless a participant on leave of absence returns to regular full time or part time employment with the Company at the earlier of: (a) the termination of such leave of absence or (b) three months from the 90th day of such leave of absence, such participant's participation in the Plan shall terminate on whichever of such dates first occurs.

                                   INTEREST
                                   --------

9.01.  No Payment of Interest.

     No interest will be paid or allowed on any money paid into the Plan or credited to the account of any participant employee.

                                     STOCK
                                     -----

10.01.  Maximum Shares.

     The maximum number of shares which shall be issued under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in (S) 12.04, shall be 50,000 shares in each annual Offering (12,500 shares in each three-month Offering or 25,000 shares in each six-month Offering, as the case may be) plus in each Offering all unissued shares from prior Offerings, whether offered or not, not to exceed 250,000 shares for all Offerings. If the total number of shares for which options are exercised on any Offering Termination Date in accordance with Article VI exceeds the maximum number of shares for the applicable offering, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each participant under the Plan shall be returned to him as promptly as possible.

10.02. Participant's Interest in Option Stock.

     The participant will have no interest in stock covered by his option until such option has been exercised.

10.03. Registration of Stock.

     Stock to be delivered to a participant under the Plan will be registered in the name of the participant, or, if the participant so directs by written notice to the Treasurer of the Company prior to the Offering Termination Date applicable thereto, in the names of the participant and one such other person as may be designated by the participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by applicable law.

10.04. Restrictions on Exercise.

     The Board of Directors may, in its discretion, require as conditions to the exercise of any option that the shares of Common Stock reserved for issuance upon the exercise of the option shall have been duly listed, upon official notice of issuance, upon a stock exchange, and that either:

     (a) a Registration Statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective, or

     (b) the participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is his intention to purchase the shares for investment and not for resale or distribution.

                                ADMINISTRATION
                                --------------

11.01. Appointment of Committee.

     The Board of Directors shall appoint its regularly-appointed Compensation Committee (the "Committee") to administer the Plan. No member of the Committee shall be eligible to purchase stock under the Plan.

11.02. Authority of Committee.

     Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt, amend and rescind rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination on the foregoing matters shall be conclusive.

11.03. Rules Governing the Administration of the Committee.

     The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable and may hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

                                 MISCELLANEOUS
                                 -------------

12.01. Designation of Beneficiary.

     A participant may file a written designation of a beneficiary who is to receive any stock and/or cash. Such designation of beneficiary may be changed by the participant at any time by written notice to the Treasurer of the Company. Upon the death of a participant and upon receipt by the Company of proof of identity and existence at the participant's death of a beneficiary validly designated by him under the Plan, the Company shall deliver such stock and/or cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such stock and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such stock and/or cash to the spouse or to any one or more dependents of the participant as the Company may designate. No beneficiary shall, prior to the death of the participant by whom he has been designated, acquire any interest in the Common Stock or cash credited to the participant under the Plan.

12.02. Transferability.

     Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with (S) 7.02.

12.03. Use of Funds.

     All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

12.04. Adjustment Upon Changes in Capitalization.

     (a) If, while any options are outstanding, the outstanding shares of Common Stock of the Company have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares which are subject to purchase under outstanding options and on the option exercise price or prices applicable to such outstanding options. In addition, in any such event, the number and/or kind of shares which may be offered in the Offerings described in Article IV hereof shall also be proportionately adjusted. No adjustments shall be made for stock dividends. For the purposes of this Paragraph, any distribution of shares to shareholders in an amount aggregating 20% or more of the outstanding shares shall be deemed a stock split and any distributions of shares aggregating less than 20% of the outstanding shares shall be deemed a stock dividend.

     (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation, the holder of each option then outstanding under the Plan will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such option for each share as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the Common Stock was entitled to receive upon and at the time of such transaction. The Board of Directors shall take such steps in connection with such transactions as the Board shall deem necessary to assure that the provisions of this (S) 12.04 shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which such holder of such option might thereafter be entitled to receive.

12.05. Amendment and Termination.

     The Board of Directors shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board of Directors shall not, without the approval of the stockholders of the Corporation (i) increase the maximum number of shares which may be issued under any Offering (except pursuant to (S) 12.04); (ii) amend the requirements as to the class of employees eligible to purchase Common Stock under the Plan or permit the members of the Committee to purchase Common Stock under the Plan; or (iii) make any change or effect a change to the Plan which are inconsistent with (S) 423 of the Code. No termination, modification, or amendment of the Plan may, without the consent of an employee then having an option under the Plan to purchase Common Stock, adversely affect the rights of such employee under such option.

12.06. Effective Date.

     The Plan shall become effective as of October 1, 1998, subject to approval by the holders of the majority of the Common Stock present and represented at a special or annual meeting of the shareholders held on or before September 30, 1998. If the Plan is not so approved, the Plan shall not become effective.

12.07. No Employment Rights.

     The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an employee's employment at any time.

12.08. Withholding Taxes.

     As a condition of exercise of an option hereunder, the participant shall be required, at the discretion of the Committee, to (a) agree to pay to the Company no later than the date of exercise of an option, any federal, state, local or foreign taxes of any kind required by law to be withheld ("Withholding Tax") upon the exercise of the option or (b) agree to pay to the Company no later than thirty (30) days from the date of sale or other disposition of any Common Stock purchased pursuant to this Plan, any Withholding Tax upon the sale or disposition of such Common Stock, (c) authorize the Company to retain or sell without notice, or to demand surrender of, shares of Common Stock with a fair market value sufficient to pay any such Withholding Tax, or (d) authorize the Company to withhold an amount sufficient to pay any such Withholding Tax from any payment of any kind otherwise due to the participant.

12.09.  Rights as a Shareholder.

     No participant shall have any rights as a shareholder of the Company unless and until certificates for shares of Common Stock are issued to him.

12.10.  Effect of Plan.

     The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each employee participating in the Plan, including, without limitation, such employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such employee.

12.11. Governing Law.

     The law of the State of Missouri will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States, including, but not limited to, (S) 423 of the Code.

                                   EXHIBIT B
                                   ---------

                        CONCORDE CAREER COLLEGES, INC.

                  1998 LONG-TERM EXECUTIVE COMPENSATION PLAN

     1. Purposes. The purposes of this 1998 Long-Term Executive Compensation Plan are to provide incentives and rewards to those employees largely responsible for the success and growth of Concorde Career Colleges, Inc., and its subsidiary corporations and to assist all such corporations in attracting and retaining executives and other key employees with experience and ability.

     2.   Definitions.

     (a) Award means one or more of the following: shares of Common Stock, Restricted Shares, Stock Options, Incentive Stock Options, Stock Appreciation Rights, Performance Shares, Performance Units and any other rights which may be granted to a Recipient under the Plan.

     (b)  Common Stock means the Common Stock, $0.10 par value, of the Company.

     (c) Company means Concorde Career Colleges, Inc., a Delaware corporation, and, unless the context otherwise requires, includes its subsidiary corporations and their respective divisions, departments and subsidiaries and the respective divisions, departments and subsidiaries of such subsidiaries.

     (d) Incentive Stock Option means a Stock Option which meets all of the requirements of an "incentive stock option" as defined in Section 422(b) of the Internal Revenue Code of 1986, as now in effect or hereafter amended (the "Internal Revenue Code").

     (e) Performance Period means that period of time specified by the Committee during which a Recipient must satisfy any designated performance goals in order to receive an Award.

     (f) Performance Share means the right to receive, upon satisfying designated performance goals within a Performance Period, shares of Common Stock, cash, or a combination of cash and shares of Common Stock, based on the market value of shares of Common Stock covered by such Performance Shares at the close of the Performance Period.

     (g) Performance Unit means the right to receive, upon satisfying designated performance goals within a Performance Period, shares of Common Stock, cash, or a combination of cash and shares of Common Stock.

     (h) Plan means this 1998 Long-Term Executive Compensation Plan, as the same may be amended from time to time.

     (i) Recipient means an employee of the Company who has been granted an Award under the Plan.

     (j) Restricted Share means a share of Common Stock issued to a Recipient hereunder subject to such terms and conditions, including, without limitation, forfeiture or resale to the Company, and to such restrictions against sale, transfer or other disposition, as the Committee may determine at the time of issuance.

     (k) Stock Appreciation Right means the right to receive, upon exercise of a Stock Appreciation Right granted under this Plan, shares of Common Stock, cash, or a combination of cash and shares of Common Stock, based on the increase in the market value of the shares of Common Stock covered by such Stock Appreciation Right from the initial day of the Performance Period for such Stock Appreciation Right to the date of exercise.

     (1) Stock Option means the right to purchase, upon exercise of a Stock Option granted under this Plan, shares of the Company's Common Stock.

     3. Administration of the Plan. The Plan shall be administered by a Compensation Committee (the "Committee") consisting of directors of the Company, to be appointed by and to serve at the pleasure of the Board of Directors of the Company. A majority of the Committee members shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be valid acts of the Committee, however designated, or the Board of Directors of the Company if the Board has not appointed a Committee.

     The Committee shall have full power and authority to construe, interpret and administer the Plan and, subject to the powers herein specifically reserved to the Board of Directors and subject to the other provisions of this Plan, to make determinations which shall be final, conclusive and binding upon all persons including, without limitation, the Company, the shareholders of the Company, the Board of Directors, the Recipients and any persons having any interest in any Awards which may be granted under the Plan. The Committee shall impose such additional conditions upon the grant and exercise of Awards under this Plan as may from time to time be deemed necessary or advisable, in the opinion of counsel to the Company, to comply with applicable laws and regulations. The Committee from time to time may adopt rules and regulations for carrying out the Plan and written policies for implementation of the Plan. Such policies may include, but need not be limited to, the type, size and terms of Awards to be made to Recipients and the conditions for payment of such Awards.

     4. Absolute Discretion. The Committee may, in its sole and absolute discretion (subject to the Committee's power to delegate certain authority in accordance with the second paragraph of this Section 4), at any time and from time to time during the continuance of the Plan, (i) determine which employees of the Company shall be granted Awards under the Plan, (ii) grant to any employee so selected such an Award, (iii) determine the type, size and terms of Awards to be granted (subject to Sections 6, 10 and 11 hereof, as hereafter amended), (iv) establish objectives and conditions for receipt of Awards, (v) place conditions or restrictions on the payment or exercise of Awards, and (vi) do all other things necessary and proper to carry out the intentions of this Plan; provided, however, that, in each and every case, those Awards which are Incentive Stock Options shall contain and be subject to those requirements specified in Section 422 of the Internal Revenue Code and shall be granted only to those employees eligible thereunder to receive the same.

     The Committee may at any time and from time to time delegate to the Chief Executive Officer of the Company authority to take any or all of the actions that may be taken by the Committee as specified in this Section 4 or in other sections of the Plan in connection with the determination of Recipients, types, sizes, terms and conditions of Awards under the Plan and the grant of any such Awards, provided that any authority so delegated (a) shall apply only to Awards to employees of the Company that are not officers of Company under Regulation
Section 240.16a-1(f) promulgated pursuant to Section 16 of the Securities Exchange Act of 1934, and (b) shall be exercised only in accordance with the Plan and such rules, regulations, guidelines, and limitations as the Committee shall prescribe.

     5. Eligibility. Awards may be granted to any employee of the Company. No member of the Committee (other than any ex officio member) shall be eligible for grants of Awards under the Plan. An employee may be granted multiple forms of Awards under the Plan. Incentive Stock Options may be granted under the Plan to a Recipient during any calendar year only if the aggregate fair market value (determined as of the date the Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by such Recipient during any calendar year under the Plan and any other "incentive stock option plans" (as defined in the Internal Revenue Code) maintained by the Company does not exceed the sum of $100,000.

     6. Stock Subject to the Plan. The total number of shares of Common Stock issuable under this Plan may not at any time exceed 500,000 shares, subject to adjustment as provided herein. All of such shares may be issued or issuable in connection with the exercise of Incentive Stock Options. Shares of Common Stock not actually issued pursuant to an Award shall be available for future Awards. Shares of Common Stock to be delivered or purchased under the Plan may be either authorized but unissued Common Stock or treasury shares.

     7.   Awards.

     (a) Awards under the Plan may include, but need not be limited to, shares of Common Stock, Restricted Shares, Stock Options, Incentive Stock Options, Stock Appreciation Rights, Performance Shares and Performance Units. The amount of each Award may be based upon the market value of a share of Common Stock. The Committee may make any other type of Award which it shall determine is consistent with the objectives and limitations of the Plan.

     (b) The Committee may establish performance goals to be achieved within such Performance Periods as may be selected by it using such measures of the performance of the Company as it may select as a condition to the receipt of any Award.

     8. Vesting Requirements. The Committee may determine that all or a portion of an Award or a payment to a Recipient pursuant to an Award, in any form whatsoever, shall be vested at such times and upon such terms as may be selected by it.

     9.   Deferred Payments and Dividend and Interest Equivalents.

     (a) The Committee may determine that the receipt of all, or a portion, of an Award or a payment to a Recipient pursuant to an Award, in any form whatsoever, shall be deferred. Deferrals shall be for such periods and upon such terms as the Committee may determine.

     (b) The Committee may provide, in its sole and absolute discretion, that a Recipient to whom an Award is payable in whole or in part at a future time in shares of Common Stock shall be entitled to receive an amount per share equal in value to the cash dividends paid per share on issued and outstanding shares as of the dividend record dates occurring during the period from the date of the Award to the date of delivery of such share to the Recipient. The Committee may also authorize, in its sole and absolute discretion, payment of an amount which a Recipient would have received in interest on (i) any Award payable at a future time in cash during the period from the date of the Award to the date of payment, and (ii) any cash dividends paid on issued and outstanding shares as of the dividend record dates occurring during the period from the date of an Award to the date of delivery of shares pursuant to the Award. Any amounts provided under this subsection shall be payable in such manner at such time or times, and subject to such terms and conditions as the Committee may determine in its sole and absolute discretion.

     10. Stock Option Price. The purchase price per share of Common Stock under each Stock Option shall be determined by the Committee, but shall not be less than, market value (as determined by the Committee) of one share of Common Stock on the date the Stock Option or Incentive Stock Option is granted. Payment for exercise of any Stock Option granted hereunder shall be made (a) in cash, or (b) by delivery of Common Stock having a market value equal to the aggregate option price, or (c) by a combination of payment of cash and delivery of Common Stock in amounts such that the amount of cash plus the market value of the Common Stock equals the aggregate option price.

     11. Stock Appreciation Right Value. The base value per share of Common Stock covered by an Award in the form of a Stock Appreciation Right shall be the market value of one share of Common Stock on the date the Award is granted.

     12. Continuation of Employment. The Committee shall require that a Recipient be an employee of the Company at the time an Award is paid or exercised. The Committee may provide for the termination of an outstanding Award if a Recipient ceases to be an employee of the Company and may establish such other provisions with respect to the termination or disposition of an Award on the death or retirement of a Recipient as it, in its sole discretion, deems advisable. The Committee shall have the sole power to determine the date of any circumstances which shall constitute a cessation of employment and to determine whether such cessation is the result of retirement, death or any other reason.

     13. Registration of Stock. Each Award shall be subject to the requirement that, if at any time the Committee shall determine that qualification or registration under any state or federal law of the shares of Common Stock, Restricted Shares, Stock Options, Incentive Stock Options, or other securities thereby covered or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with the granting of such Award or the purchase of shares thereunder, the Award may not be paid or exercised in whole or in part unless and until such qualification, registration, consent or approval shall have been effected or obtained free of any conditions the Committee, in its discretion, deems unacceptable.

     14. Employment Status. No Award shall be construed as imposing upon the Company the obligation to continue the employment of a Recipient. No employee or other person shall have any claim or right to be granted an Award under the Plan.

     15. Assignability. No Award granted pursuant to the Plan shall be transferable or assignable by the Recipient other than by will or the laws of descent and distribution and during the lifetime of the Recipient shall be exercisable or payable only by or to him or her.

     16. Dilution or Other Adjustments. In the event of any changes in the capital structure of the Company, including but not limited to a change resulting from a stock dividend or split-up, or combination or reclassification of shares, the Board of Directors shall make such equitable adjustments with respect to Awards or any provisions of this Plan as it deems necessary and appropriate, including if necessary, any adjustment in the maximum number of shares of Common Stock subject to the Plan the maximum number of shares that may be subject to one or more Awards granted to any one Recipient during a calendar year, or the number of shares of Common Stock subject to an outstanding Award.

     17. Merger, Consolidation, Reorganization, Liquidation, Etc. If the Company shall become a party to any corporate merger, consolidation, major acquisition of property for stock, reorganization, or liquidation, the Board of Directors shall make such arrangements it deems advisable with respect to outstanding Awards, which shall be binding upon the Recipients of outstanding Awards, including, but not limited to, the substitution of new Awards for any Awards then outstanding, the assumption of any such Awards and the termination of or payment for such Awards.

     18. Withholding Taxes. The Company shall have the right to deduct from all Awards hereunder paid in cash any federal, state, local or foreign taxes required by law to be withheld with respect to such Awards and, with respect to Awards paid in other than cash, to require the payment (through withholding from the Recipient's salary or otherwise) of any such taxes. Subject to such conditions as the Committee may establish, Awards under the Plan payable in shares of Common Stock may provide that the Recipients thereof may elect, in accordance with any applicable regulations, to have the Company withhold shares, of Common Stock to satisfy all or part of any such tax withholding obligations, with the value of such withheld shares of Common Stock based upon their fair market value on the date the tax withholding is required to be made.

     19. Costs and Expenses. The cost and expenses of administering the Plan shall be borne by the Company and not charged to any Award nor to any Recipient.

     20. Funding of Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan.

     21. Award Contracts. The Committee shall have the power to specify the form of Award contracts to be granted from time to time pursuant to and in accordance with the provisions of the Plan and such contracts shall be final, conclusive and binding upon the Company, the shareholders of the Company and the Recipients. No Recipient shall have or acquire any rights under the Plan except such as are evidenced by a duly executed contract in the form thus specified.

No Recipient shall have any rights as a holder of Common Stock with respect to Awards hereunder unless and until certificates for shares of Common Stock car Restricted Shares are issued to the Recipient.

     22. Guidelines. The Board of Directors of the Company shall have the power to provide guidelines for administration of the Plan by the Committee and to make any changes in such guidelines as from time to time the Board deems necessary.

     23. Amendment and Discontinuance. The Board of Directors of the Company shall have the right at any time during the continuance of the Plan to amend, modify, supplement, suspend or terminate the Plan, provided that in the absence of the approval of the holders of a majority of the shares of Common Stock of the Company present in person or by proxy at a duly constituted meeting of shareholders of the Company, no such amendment, modification or supplement shall
(i) increase the aggregate number of shares which may be issued under the Plan, unless such increase is by reason of any change in capital structure referred to in Section 16 hereof, (ii) change the termination date of the Plan provided in
Section 24, or (iii) delete or amend the market value restrictions contained in Sections 10 and 11 hereof, and provided further, that no amendment, modification or termination of the Plan shall in any manner affect any Award of any kind theretofore granted under the Plan without the consent of the Recipient of the Award, unless such amendment, modification or termination is by reason of any change in capital structure referred to in Section 16 hereof or unless the same is by reason of the matters referred to in Section 17 hereof.

     24. Termination. The Committee may grant Awards at any time prior to February 25, 2008, on which date this Plan will terminate except as to Awards then outstanding hereunder, which Awards shall remain in effect until they have expired according to their terms or until February 25, 2018, whichever first occurs. No Incentive Stock Option shall be exercisable later than 10 years following the date it is granted.

     25. Approval. This Plan shall take effect upon due approval by the shareholders of the Company.

                        CONCORDE CAREER COLLEGES, INC.
                        ANNUAL MEETING OF STOCKHOLDERS
                                 MAY 29, 1998
 THIS PROXY AND EACH OF THE PROPOSALS ARE SOLICITED ON BEHALF OF THE BOARD OF
                                   DIRECTORS

     The undersigned hereby appoints Jack L. Brozman and Lisa M. Henak, jointly and individually, as Proxies with full power of substitution and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Concorde Career Colleges, Inc., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on May 29, 1998 or any adjournment or postponement thereof.

1.   Election of Directors.
     [_]  FOR ALL NOMINEES LISTED BELOW          [_]  WITHHOLD AUTHORITY
           (except as marked to the                    to vote for all nominees
            contrary below)                             listed below

   (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominees name.)

            JACK L. BROZMAN, DAVID A. NICHOLS, ROBERT R. ROEHRICH, JAMES R. SEWARD, THOMAS K. SIGHT, AND DAVID L. WARNOCK


2.   Approval of the 1998 Employee Stock Purchase Plan.

                    [_] FOR     [_] AGAINST    [_] ABSTAIN

3.   Approval of the 1998 Long-Term Executive Compensation Plan.

                    [_] FOR     [_] AGAINST    [_] ABSTAIN

4. Ratification of the appointment of Price Waterhouse LLP as the independent public accountants for 1998.

                    [_] FOR     [_] AGAINST    [_] ABSTAIN

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
                          (Please see reverse side.)

                (See reverse side for matters to be voted on.)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDERS. NONE OF THE PROPOSALS ARE RELATED TO OR CONDITIONED ON THE APPROVAL OF ANY OTHER PROPOSAL. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES SET FORTH IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3, AND 4.

Please date, sign and return this Proxy card by mail, postage prepaid.

                            Dated:                                        , 1998
                                   ---------------------------------------

                            Signature:
                                       -----------------------------------------

                            Signature if held jointly:
                                                       -------------------------

                            (Please sign exactly as name appears to the left. When stock is registered jointly, all owners must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.)

                        CONCORDE CAREER COLLEGES, INC.
                        ANNUAL MEETING OF STOCKHOLDERS
                                 MAY 29, 1998
 THIS PROXY AND EACH OF THE PROPOSALS ARE SOLICITED ON BEHALF OF THE BOARD OF
                                   DIRECTORS

     The undersigned hereby appoints Jack L. Brozman and Lisa M. Henak, jointly and individually, as Proxies with full power of substitution and hereby authorizes them to represent and to vote, as designated below, all the shares of Class B Voting Convertible Preferred Stock of Concorde Career Colleges, Inc., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on May 29, 1998 or any adjournment or postponement thereof.

1.   Election of Directors.
     [_]  FOR ALL NOMINEES LISTED BELOW          [_]  WITHHOLD AUTHORITY
           (except as marked to the                    to vote for all nominees
            contrary below)                             listed below

   (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)

            JACK L. BROZMAN, DAVID A. NICHOLS, ROBERT R. ROEHRICH, JAMES R. SEWARD, THOMAS K. SIGHT, AND DAVID L. WARNOCK


2.   Approval of the 1998 Employee Stock Purchase Plan.

                    [_] FOR     [_] AGAINST    [_] ABSTAIN

3.   Approval of the 1998 Long-Term Executive Compensation Plan.

                    [_] FOR     [_] AGAINST    [_] ABSTAIN

4. Ratification of the appointment of Price Waterhouse LLP as the independent public accountants for 1998.

                    [_] FOR     [_] AGAINST    [_] ABSTAIN

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDERS. NONE OF THE PROPOSALS ARE RELATED TO OR CONDITIONED ON THE APPROVAL OF ANY OTHER PROPOSAL. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES SET FORTH IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3, AND 4.

Please date, sign and return this Proxy card by mail, postage prepaid.

                            Dated:                                        , 1998
                                   ---------------------------------------

                            Signature:
                                       -----------------------------------------

                            Signature if held jointly:
                                                       -------------------------

                            (Please sign exactly as name appears to the left. When stock is registered jointly, all owners must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.)